                                                Filed Pursuant to Rule 497(c)
                                                Registration File No.: 333-53546

                                                               [GRAPHIC OMITTED]

                                                            MORGAN STANLEY FUNDS

                                                                 Morgan Stanley
                                                             International Value
                                                                    Equity Fund

                         A mutual fund that seeks long-term capital appreciation

[GRAPHIC OMITTED]Morgan Stanley

The Securities and Exchange Commission has not
approved or disapproved these securities or passed
upon the adequacy of this Prospectus. Any                             Prospectus
representation to the contrary is a criminal                    October 29, 2004
offense.

Contents

THE FUND

SHAREHOLDER INFORMATION

MORGAN STANLEY FUNDS........................................Inside Back Cover

This Prospectus contains important information about the Fund. Please read it carefully and keep it for future reference.

The Fund

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INVESTMENT OBJECTIVE

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Morgan Stanley International Value Equity Fund seeks long-term capital appreciation.

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PRINCIPAL INVESTMENT STRATEGIES

[SIDEBAR]
----------------
CAPITAL APPRECIATION

An investment objective having the goal of selecting securities with the potential to rise in price rather than pay out income.
[END SIDEBAR]

[GRAPHIC OMITTED]

The Fund will normally invest at least 80% of its assets in a diversified portfolio of common stocks and other equity securities, including depositary receipts and securities convertible into common stock, of companies located outside of the United States. These companies may be of any asset size and may be located in developed or emerging market countries. The Fund invests in at least three different countries located outside of the United States. A company will be considered located outside of the United States if it (a) is not organized under the laws of the United States, (b) does not have securities which are principally traded on a U.S. stock exchange, (c) does not derive at least 50% of its revenues from goods produced or sold, investments made, or services performed in the United States or (d) does not maintain at least 50% of its assets in the United States.

The Fund's "Sub-Advisor," Morgan Stanley Investment Management Limited, utilizes a bottom-up investment process that seeks to identify undervalued companies. In selecting portfolio investments, the Sub-Advisor first screens more than 1,000 issuers seeking to identify companies whose equity appears to be undervalued based on its analysis of price/cash flow, price/book value and/or price/earnings ratios, as well as other value-based quantitative criteria. Then, the
Sub-Advisor performs an in-depth fundamental analysis of, among other things:
(i) the company's balance sheet and income statements; (ii) the quality of the company's management; and (iii) the company's business competitiveness and market positioning (including the applicable industry's structure). This analysis typically involves meetings with the company's senior management. In deciding whether to sell a particular security, the Sub-Advisor will consider a number of factors, including changes in the company's prospects, financial condition or industry position, as well as general economic and market conditions.

Common stock is a share ownership or equity interest in a corporation. It may or may not pay dividends, as some companies reinvest all of their profits back into their businesses, while others pay out some of their profits to shareholders as dividends. A depositary receipt is generally issued by a bank or financial institution and represents an ownership interest in the common stock or other equity securities of a foreign company.

                                                                               1

The remaining 20% of the Fund's assets may be invested in equity securities of companies located in the United States. The Fund may also utilize forward foreign currency exchange contracts.

In pursuing the Fund's investment objective, the Sub-Advisor has considerable leeway in deciding which investments it buys, holds or sells on a day-to-day basis -- and which trading or investment strategies it uses. For example, the
Sub-Advisor in its discretion may determine to use some permitted trading or investment strategies while not using others.

--------------------------------------------------------------------------------
PRINCIPAL RISKS

[GRAPHIC OMITTED]
There is no assurance that the Fund will achieve its investment objective. The
Fund's share price and return will fluctuate with changes in the market value of the Fund's portfolio securities. When you sell Fund shares, they may be worth less than what you paid for them and, accordingly, you can lose money investing in this Fund.

A principal risk of investing in the Fund is associated with its equity investments. In general, stock and other equity securities' values fluctuate in response to activities specific to the company as well as general market, economic and political conditions. These prices can fluctuate widely in response to these factors.

FOREIGN SECURITIES.  The Fund's investments in foreign securities involve risks that are in addition to the risks associated with domestic securities. One additional risk is currency risk. While the price of Fund shares is quoted in
U.S. dollars, the Fund generally converts U.S. dollars to a foreign market's local currency to purchase a security in that market. If the value of that local currency falls relative to the U.S. dollar, the U.S. dollar value of the foreign security will decrease. This is true even if the foreign security's local price remains unchanged.

Foreign securities also have risks related to economic and political developments abroad, including expropriations, confiscatory taxation, exchange control regulation, limitations on the use or transfer of Fund assets and any effects of foreign social, economic or political instability. Foreign companies, in general, are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign accounting, auditing and financial reporting standards generally are different from those applicable to U.S. companies.
Finally, in the event of a default of any foreign debt obligations, it may be more difficult for the Fund to obtain or enforce a judgment against the issuers of the securities.

Securities of foreign issuers may be less liquid than comparable securities of
U.S. issuers and, as such, their price changes may be more volatile.
Furthermore, foreign exchanges and broker-dealers are generally subject to less government and exchange scrutiny and regulation than their U.S. counterparts.
In addition, differences in clearance and settlement procedures in foreign markets may occasion delays in settlement of the Fund's trades effected in those markets and could result in losses to the Fund due to subsequent declines in the value of the securities subject to the trades.

Foreign securities in which the Fund invests may be issued by companies located in developing or emerging countries. Compared to the United States and other developed countries, developing or emerging countries may have unstable governments, economies based on only a few industries and securities markets that trade a small

number of securities. Securities issued by companies located in these countries tend to be especially volatile and may be less liquid than securities traded in developed countries. In the past, securities in these countries have offered greater potential for losses than securities of companies located in developed countries.

Depositary receipts involve substantially identical risks to those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

SMALL & MEDIUM CAPITALIZATION COMPANIES.  The Fund may invest in stocks of small and medium-sized companies. Investing in securities of these companies involves greater risk than is customarily associated with investing in more established companies. These companies' stocks may be more volatile and less liquid than the stocks of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market.
Often smaller and medium capitalization companies and the industries in which they are focused are still evolving and, while this may offer better growth potential than larger, more established companies, it also may make them more sensitive to changing market conditions.

CONVERTIBLE SECURITIES.  The Fund may invest in convertible securities which subject the Fund to the risks associated with both fixed-income securities and common stocks. Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. To the extent that a convertible security's investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security.

EMERGING MARKET COUNTRIES. The Fund may invest in securities of companies located in emerging market countries. These are countries that major financial institutions, such as the World Bank, generally consider to be less economically mature than developed nations. Emerging market countries can include every nation in the world except the United States, Canada, Japan, Hong
Kong, Singapore, Australia, New Zealand and most nations located in Western
Europe. With regard to investments in emerging market countries, the Fund may make global and regional allocations to emerging markets, as well as allocations to specific emerging market countries.

OTHER RISKS.  The performance of the Fund also will depend on whether the
Sub-Advisor is successful in applying the Fund's investment strategies. The
Fund is subject to other risks from its permissible investments including the risks associated with forward foreign currency exchange contracts. For more information about these risks, see the "Additional Risk Information" section.

Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

                                                                               3

--------------------------------------------------------------------------------
PAST PERFORMANCE

[SIDEBAR]
----------------
ANNUAL TOTAL RETURNS
This chart shows how the performance of the Fund's Class B shares has varied from year to year over the past two calendar years.
[END SIDEBAR]

[GRAPHIC OMITTED]

 The bar chart and table below provide some indication of the risks of
investing in the     Fund. The Fund's past performance (before and after taxes)
does not indicate how the Fund will perform in the future.

ANNUAL TOTAL RETURNS -- CALENDAR YEARS

[CHART OMITTED]

2002     -6.10%
2003     30.64%

The bar chart reflects the performance of Class B shares; the performance of the other Classes will differ because the Classes have different ongoing fees.
The performance information in the bar chart does not reflect the deduction of sales charges; if these amounts were reflected, returns would be less than shown. Year-to-date total return as of September 30, 2004 was 3.23%.

During the period shown in the bar chart, the highest return for a calendar quarter was 17.69% (quarter ended June 30, 2003) and the lowest return for a calendar quarter was -15.86% (quarter ended September 30, 2002).

AVERAGE ANNUAL TOTAL RETURNS (AS OF DECEMBER 31, 2003)

[SIDEBAR]
----------------
AVERAGE ANNUAL
TOTAL RETURNS

This table compares the Fund's average annual total returns with those of a broad measure of market performance over time. The Fund's returns include the maximum applicable sales charge for each Class and assume you sold your shares at the end of each period (unless otherwise noted).
[SIDEBAR]

-------------------------------------------------------------------------------------------------------------
                                                                                               LIFE OF FUND
                                                                           PAST 1 YEAR       (SINCE 04/26/01)
-------------------------------------------------------------------------------------------------------------

  Class A -- Returns Before Taxes                                              24.91%            4.49%
-------------------------------------------------------------------------------------------------------------
  Class B -- Returns Before Taxes                                              25.64%            4.74%
-------------------------------------------------------------------------------------------------------------
  Class B -- Returns After Taxes on Distributions(1)                           25.76%            4.69%
-------------------------------------------------------------------------------------------------------------
  Class B -- Returns After Taxes on Distributions and Sale of Fund Shares      16.99%            4.07%
-------------------------------------------------------------------------------------------------------------
  Class C -- Returns Before Taxes                                              29.61%            5.77%
-------------------------------------------------------------------------------------------------------------
  Class D -- Returns Before Taxes                                              31.99%            6.85%
-------------------------------------------------------------------------------------------------------------
  MSCI EAFE Index(2)                                                           38.59%           -0.07%
-------------------------------------------------------------------------------------------------------------
  Lipper International Large-Cap Core Funds Index(3)                           32.70%           -0.50%
-------------------------------------------------------------------------------------------------------------
  Lipper International Funds Index(4)                                          36.00%            1.17%
-------------------------------------------------------------------------------------------------------------

(1)   These returns do not reflect any tax consequences from a sale of your shares at the end of each period, but they do reflect any applicable sales charges on such a sale.

(2)   The Morgan Stanley Capital International (MSCI) EAFE index measures the performance for a diverse range of global stock markets within Europe,
      Australasia and the Far East. The performance of the Index is listed in
      U.S. dollars and assumes reinvestment of net dividends. "Net dividends"
      reflects a reduction in dividends after taking into account withholding of taxes by certain foreign countries represented in the Index. Indexes are unmanaged and their returns do not include any sales charges or fees.
      Such costs would lower performance. It is not possible to invest directly in an index.

(3)   The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds Classification.
      The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. Lipper introduced new classifications in June 2004 that categorize International and Global funds based on the size and style of the actual stocks in their portfolio, rather than on stated objectives. The Fund is in the
      International Large-Cap Core Funds classification as of the Fund's latest fiscal period.

(4)   The Lipper International Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper
      International Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index.

Included in the table above are the after-tax returns for the Fund's Class B shares. The after-tax returns for the Fund's other Classes will vary from the
Class B shares' returns. After-tax returns are calculated using the historical highest individual federal marginal income tax rates during the period shown and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns may be higher than before-tax returns due to foreign tax credits and/or an assumed benefit from capital losses that would have been realized had Fund shares been sold at the end of the relevant periods, as applicable.

                                                                               5

--------------------------------------------------------------------------------
FEES AND EXPENSES

[GRAPHIC OMITTED]

The table below briefly describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund offers four Classes of shares: Classes
A, B, C and D. Each Class has a different combination of fees, expenses and other features, which should be considered in selecting a Class of shares. The
Fund does not charge account or exchange fees. See the "Share Class
Arrangements" section for further fee and expense information.

SHAREHOLDER FEES

[SIDEBAR]
----------------
SHAREHOLDER FEES

These fees are paid directly from your investment.
[END SIDEBAR]

[SIDEBAR]
----------------
ANNUAL FUND
OPERATING EXPENSES

These expenses are deducted from the Fund's assets and are based on expenses paid for the fiscal year ended August 31, 2004.
[END SIDEBAR]

--------------------------------------------------------------------------------------------------------------
                                                        CLASS A          CLASS B        CLASS C       CLASS D
--------------------------------------------------------------------------------------------------------------

  Maximum sales charge (load) imposed on
  purchases (as a percentage of offering price)        5.25%(1)            None           None          None
--------------------------------------------------------------------------------------------------------------
  Maximum deferred sales charge (load) (as a
  percentage based on the lesser of the offering
  price or net asset value at redemption)               None(2)           5.00%3        1.00%(4)        None
--------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES

------------------------------------------------------------------------------------------
                                             CLASS A     CLASS B     CLASS C      CLASS D
------------------------------------------------------------------------------------------

  Management fee                              1.00%       1.00%       1.00%        1.00%
------------------------------------------------------------------------------------------
  Distribution and service (12b-1) fees       0.24%       1.00%       1.00%        None
------------------------------------------------------------------------------------------
  Other expenses                              0.28%       0.28%       0.28%        0.28%
------------------------------------------------------------------------------------------
  Total annual Fund operating expenses        1.52%       2.28%       2.28%        1.28%
------------------------------------------------------------------------------------------

(1)   Reduced for purchases of $25,000 and over.

(2)   Effective December 1, 2004, investments that are not subject to any sales charges at the time of purchase are subject to a contingent deferred sales charge ("CDSC") of 1.00% that will be imposed if you sell your shares within 18 months after purchase, except for certain specific circumstances. With respect to shares purchased prior to December 1,
      2004, a CDSC of 1.00% will be imposed if you sell your shares within one year after purchase, except for certain specific circumstances.

(3)   The CDSC is scaled down to 1.00% during the sixth year, reaching zero thereafter. See "Share Class Arrangements" for a complete discussion of the CDSC.

(4)   Only applicable if you sell your shares within one year after purchase.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund, your investment has a
5% return each year, and the Fund's operating expenses remain the same.
Although your actual costs may be higher or lower, the tables below show your costs at the end of each period based on these assumptions, depending upon whether or not you sell your shares at the end of each period.

-----------------------------------------------------------------------------------------------------------
                         IF YOU SOLD YOUR SHARES:                       IF YOU HELD YOUR SHARES:
              ---------------------------------------------------------------------------------------------
                 1 YEAR     3 YEARS     5 YEARS    10 YEARS     1 YEAR     3 YEARS     5 YEARS     10 YEARS
              ---------------------------------------------------------------------------------------------

   Class A        $672        $980       $1,310     $2,242        $672       $980        $1,310      $2,242
-----------------------------------------------------------------------------------------------------------
   Class B        $731      $1,012       $1,420     $2,615        $231       $712        $1,220      $2,615
-----------------------------------------------------------------------------------------------------------
   Class C        $331        $712       $1,220     $2,615        $231       $712        $1,220      $2,615
-----------------------------------------------------------------------------------------------------------
   Class D        $130        $406         $702     $1,545        $130       $406          $702      $1,545
-----------------------------------------------------------------------------------------------------------

While Class B and Class C shares do not have any front-end sales charges, their higher ongoing annual expenses (due to higher 12b-1 fees) mean that over time you could end up paying more for these shares than if you were to pay front-end sales charges for Class A shares.

--------------------------------------------------------------------------------
ADDITIONAL INVESTMENT STRATEGY INFORMATION

[GRAPHIC OMITTED]
This section provides additional information relating to the Fund's principal investment strategies.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund's investments also may include forward foreign currency exchange contracts, which involve the purchase or sale of a specific amount of foreign currency at the current price with delivery at a specified future date. The Fund may use these contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. In addition, the Fund may use these instruments to modify its exposure to various currency markets.

DEFENSIVE INVESTING.  The Fund may take temporary "defensive" positions in attempting to respond to adverse market conditions. The Fund may invest up to
20% of its assets in investment grade debt securities or comparable non-rated securities, and any amount of its assets in cash or money market instruments, in a defensive posture when the Investment Manager believes it is advisable to do so. Although taking a defensive posture is designed to protect the Fund from an anticipated market downturn, it could have the effect of reducing the benefit from any upswing in the market. When the Fund takes a defensive position, it may not achieve its investment objective.

PORTFOLIO TURNOVER.  The Fund may engage in active and frequent trading of its portfolio securities. The Financial Highlights Table at the end of this
Prospectus shows the Fund's portfolio turnover rates during recent fiscal periods. A portfolio turnover rate of 200%, for example, is equivalent to the
Fund buying and selling all of its securities two times during the course of the year. A high portfolio turnover rate (over 100%) could result in high brokerage costs and an increase in taxable capital gains distributions to the
Fund's shareholders. See the sections on "Distributions" and "Tax
Consequences."

The percentage limitations relating to the composition of the Fund's portfolio apply at the time the Fund acquires an investment. Subsequent percentage changes that result from market fluctuations will generally not require the
Fund to sell any portfolio security. However, the Fund may be required to sell its illiquid securities holdings, if any, in response to fluctuations in the value of such holdings. The Fund may change its principal investment strategies without shareholder approval; however, you would be notified of any changes.

                                                                               7

--------------------------------------------------------------------------------
ADDITIONAL RISK INFORMATION

[GRAPHIC OMITTED]
This section provides additional information relating to the principal risks of investing in the Fund.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS.  Use of forward foreign currency exchange contracts involves risks. If the Sub-Advisor employs a strategy that does not correlate well with the Fund's investments or the currencies in which the investments are denominated, currency contracts could result in a loss. The contracts also may increase the Fund's volatility and, thus, could involve a significant risk.

FIXED-INCOME SECURITIES. All fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. (Zero coupon securities are typically subject to greater price fluctuations than comparable securities that pay interest.)

--------------------------------------------------------------------------------
FUND MANAGEMENT

[SIDEBAR]
----------------
MORGAN STANLEY
INVESTMENT ADVISORS INC.

The Investment Manager is widely recognized as a leader in the mutual fund industry and had approximately $110 billion in assets under management or administration as of September 30, 2004.
[END SIDEBAR]

[GRAPHIC OMITTED]

The Fund has retained the Investment Manager -- Morgan Stanley Investment
Advisors Inc. -- to provide administrative services and manage its business affairs. The Investment Manager has, in turn, contracted with the Sub-Advisor --
Morgan Stanley Investment Management Limited -- to invest the Fund's assets including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager is a wholly-owned subsidiary of Morgan
Stanley, a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services. Morgan Stanley is a full service securities firm engaged in securities trading and brokerage activities, as well as providing investment banking, research and analysis, financing and financial advisory services. The Investment Manager's address is 1221 Avenue of the Americas, New
York, NY 10020.

The Sub-Advisor, together with its investment management affiliates, managed assets of approximately $400 billion as of September 30, 2004. The Sub-Advisor, a wholly-owned subsidiary of Morgan Stanley, provides a broad range of portfolio management services to its clients. Its main office is located at 25
Cabot Square, Canary Wharf, London, United Kingdom E14 4QA.

The Fund's portfolio is managed within the International Value team. Current members of the team include Dominic Caldecott, Peter Wright, William Lock and
Walter Riddell.

The Fund pays the Investment Manager a monthly management fee as full compensation for the services and facilities furnished to the Fund, and for
Fund expenses assumed by the Investment Manager. The fee is based on the Fund's average daily net assets. For the fiscal year ended August 31, 2004, the Fund accrued total compensation to the Investment Manager amounting to 1.00% of the
Fund's average daily net assets. The Investment Manager pays the Sub-Advisor on a monthly basis a portion of the net management fees the Investment Manager receives from the Fund.

The Board of Trustees of the Fund approved amending and restating, effective
November 1, 2004, the existing investment management agreement for the Fund
("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management Agreement. The Fund's
Investment Manager will continue to provide investment advisory services under the amended and restated investment advisory agreement. The administration services previously provided to the Fund by the Investment Manager will be provided by Morgan Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement entered into by the Fund with the
Administrator for a fee of 0.08% of the Fund's daily net assets.

Under the amended and restated investment advisory agreement, the advisory fee will be reduced to 0.80% of the Fund's daily net assets.

Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

                                                                               9

Shareholder Information

--------------------------------------------------------------------------------
PRICING FUND SHARES

[GRAPHIC OMITTED]
The price of Fund shares (excluding sales charges), called "net asset value," is based on the value of the Fund's portfolio securities. While the assets of each
Class are invested in a single portfolio of securities, the net asset value of each Class will differ because the Classes have different ongoing distribution fees.

The net asset value per share of the Fund is determined once daily at 4:00 p.m.
Eastern time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time). Shares will not be priced on days that the New York Stock Exchange is closed.

The value of the Fund's portfolio securities is based on the securities' market price when available. When a market price is not readily available, including circumstances under which the Investment Manager and/or Sub-Advisor determine that a security's market price is not accurate, a portfolio security is valued at its fair value, as determined under procedures established by the Fund's
Board of Trustees. In these cases, the Fund's net asset value will reflect certain portfolio securities' fair value rather than their market price. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund's portfolio securities may change on days when you will not be able to purchase or sell your shares.

[SIDEBAR]
----------------
CONTACTING A
FINANCIAL ADVISOR

If you are new to the Morgan Stanley Funds and would like to contact a Morgan
Stanley Financial Advisor, call toll-free 1-866-MORGAN8 for the telephone number of the Morgan Stanley office nearest you. You may also access our office locator on our Internet site at: www.morganstanley.com/funds
[END SIDEBAR]

An exception to the Fund's general policy of using market prices concerns its short-term debt portfolio securities. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost.
However, if the cost does not reflect the securities' market value, these securities will be valued at their fair value.

--------------------------------------------------------------------------------
HOW TO BUY SHARES

[GRAPHIC OMITTED]
You may open a new account to buy Fund shares or buy additional Fund shares for an existing account by contacting your Morgan Stanley Financial Advisor or other authorized financial representative. Your Financial Advisor will assist you, step-by-step, with the procedures to invest in the Fund. The Fund's transfer agent, in its sole discretion, may allow you to purchase shares directly by calling and requesting an application.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each

person who opens an account. What this means to you: When you open an account, we will ask your name, address, date of birth and other information that will allow us to identify you. If we are unable to verify your identity, we reserve the right to restrict additional transactions and/or liquidate your account at the next calculated net asset value after your account is closed (less any applicable sales/account charges and/or tax penalties) or take any other action required by law.

Because every investor has different immediate financial needs and long-term investment goals, the Fund offers investors four Classes of shares: Classes A,
B, C and D. Class D shares are only offered to a limited group of investors.
Each Class of shares offers a distinct structure of sales charges, distribution and service fees, and other features that are designed to address a variety of needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be most appropriate for you.
When purchasing Fund shares, you must specify which Class of shares you wish to purchase.

When you buy Fund shares, the shares are purchased at the next share price calculated (less any applicable front-end sales charge for Class A shares)
after we receive your purchase order. Your payment is due on the third business day after you place your purchase order. The Fund, in its sole discretion, may waive the minimum initial and additional investment amounts in certain cases.
We reserve the right to reject any order for the purchase of Fund shares.

MINIMUM INVESTMENT AMOUNTS

------------------------------------------------------------------------------------------------------------
                                                                                     MINIMUM INVESTMENT
                                                                               -----------------------------
 INVESTMENT OPTIONS                                                                 INITIAL       ADDITIONAL
------------------------------------------------------------------------------------------------------------

  Regular Accounts                                                                  $1,000          $100
------------------------------------------------------------------------------------------------------------
  Individual Retirement Account                                                     $1,000          $100
------------------------------------------------------------------------------------------------------------
  Coverdell Education Savings Account                                                 $500          $100
------------------------------------------------------------------------------------------------------------
  EasyInvest (Registered Trademark)
  (Automatically from your checking or savings account or Money Market Fund)          $100*         $100*
------------------------------------------------------------------------------------------------------------

* Provided your schedule of investments totals $1,000 in twelve months.

[SIDEBAR]
----------------
EasyInvest (Registered Trademark)

A purchase plan that allows you to transfer money automatically from your checking or savings account or from a Money Market Fund on a semi-monthly, monthly or quarterly basis. Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]

There is no minimum investment amount if you purchase Fund shares through: (1)
the Investment Manager's mutual fund asset allocation program; (2) a program, approved by the Fund's distributor, in which you pay an asset-based fee for advisory, administrative and/or brokerage services; (3) the following programs approved by the Fund's distributor: (i) qualified state tuition plans described in Section 529 of the Internal Revenue Code or (ii) certain other investment programs that do not charge an asset-based fee; or (4) employer-sponsored employee benefit plan accounts.

INVESTMENT OPTIONS FOR CERTAIN INSTITUTIONAL AND OTHER INVESTORS/CLASS D
SHARES.

To be eligible to purchase Class D shares, you must qualify under one of the investor categories specified in the "Share Class Arrangements" section of this
Prospectus.

                                                                              11

SUBSEQUENT INVESTMENTS SENT DIRECTLY TO THE FUND. In addition to buying additional Fund shares for an existing account by contacting your Morgan Stanley
Financial Advisor, you may send a check directly to the Fund. To buy additional shares in this manner:

o  Write a "letter of instruction" to the Fund specifying the name(s) on the account, the account number, the social security or tax identification number, the Class of shares you wish to purchase, and the investment amount
   (which would include any applicable front-end sales charge). The letter must be signed by the account owner(s).

o  Make out a check for the total amount payable to: Morgan Stanley
   International Value Equity Fund.

o  Mail the letter and check to Morgan Stanley Trust at P.O. Box 1040, Jersey
   City, NJ 07303.

--------------------------------------------------------------------------------
HOW TO EXCHANGE SHARES

[GRAPHIC OMITTED]
PERMISSIBLE FUND EXCHANGES. You may exchange shares of any Class of the Fund for the same Class of any other continuously offered Multi-Class Fund, or for shares of a No-Load Fund, a Money Market Fund or the Limited Duration U.S. Treasury
Trust, without the imposition of an exchange fee. In addition, Class A shares of the Fund may be exchanged for shares of an FSC Fund (funds subject to a front-end sales charge). See the inside back cover of this Prospectus for each
Morgan Stanley Fund's designation as a Multi-Class Fund, No-Load Fund, Money
Market Fund or an FSC Fund. If a Morgan Stanley Fund is not listed, consult the inside back cover of that fund's current prospectus for its designation.

Exchanges may be made after shares of the fund acquired by purchase have been held for 30 days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment. The current prospectus for each fund describes its investment objective(s), policies and investment minimum, and should be read before investment. Since exchanges are available only into continuously offered Morgan Stanley Funds, exchanges are not available into any new Morgan Stanley Fund during its initial offering period, or when shares of a particular Morgan Stanley Fund are not being offered for purchase.

EXCHANGE PROCEDURES.  You can process an exchange by contacting your Morgan
Stanley Financial Advisor or other authorized financial representative.
Otherwise, you must forward an exchange privilege authorization form to the
Fund's transfer agent -- Morgan Stanley Trust -- and then write the transfer agent or call (800) 869-NEWS to place an exchange order. You can obtain an exchange privilege authorization form by contacting your Morgan Stanley
Financial Advisor or other authorized financial representative or by calling
(800) 869-NEWS. If you hold share certificates, no exchanges may be processed until we have received all applicable share certificates.

An exchange to any Morgan Stanley Fund (except a Money Market Fund) is made on the basis of the next calculated net asset values of the funds involved after the exchange instructions are accepted. When exchanging into a Money Market
Fund, the Fund's shares are sold at their next calculated net asset value and the Money Market Fund's shares are purchased at their net asset value on the following business day.

The Fund may terminate or revise the exchange privilege upon required notice.
The check writing privilege is not available for Money Market Fund shares you acquire in an exchange.

TELEPHONE EXCHANGES. For your protection when calling Morgan Stanley Trust, we will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. These procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number. Telephone instructions also may be recorded.

Telephone instructions will be accepted if received by the Fund's transfer agent between 9:00 a.m. and 4:00 p.m. Eastern time on any day the New York
Stock Exchange is open for business. During periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the case with the Fund in the past.

MARGIN ACCOUNTS.  If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the exchange of such shares.

TAX CONSIDERATIONS OF EXCHANGES.  If you exchange shares of the Fund for shares of another Morgan Stanley Fund, there are important tax considerations. For tax purposes, the exchange out of the Fund is considered a sale of Fund shares --
and the exchange into the other fund is considered a purchase. As a result, you may realize a capital gain or loss.

You should review the "Tax Consequences" section and consult your own tax professional about the tax consequences of an exchange.

LIMITATIONS ON EXCHANGES.  Certain patterns of past exchanges and/or purchase or sale transactions involving the Fund or other Morgan Stanley Funds may result in the Fund limiting or prohibiting, at its discretion, additional purchases and/or exchanges. Determinations in this regard may be made based on the frequency or dollar amount of previous exchanges or purchase or sale transactions. You will be notified in advance of limiting your exchange privileges.

CDSC CALCULATIONS ON EXCHANGES.  See the "Share Class Arrangements" section of this Prospectus for a discussion of how applicable contingent deferred sales charges (CDSCs) are calculated for shares of one Morgan Stanley Fund that are exchanged for shares of another.

For further information regarding exchange privileges, you should contact your
Morgan Stanley Financial Advisor or call (800) 869-NEWS.

                                                                              13

--------------------------------------------------------------------------------
HOW TO SELL SHARES

[GRAPHIC OMITTED]
You can sell some or all of your Fund shares at any time. If you sell Class A,
Class B or Class C shares, your net sale proceeds are reduced by the amount of any applicable CDSC. Your shares will be sold at the next price calculated after we receive your order to sell as described below.

OPTIONS            PROCEDURES
--------------------------------------------------------------------------------------------------------------------

Contact Your       To sell your shares, simply call your Morgan Stanley Financial Advisor or other authorized
Financial Advisor  financial representative. Payment will be sent to the address to which the account is registered or deposited in your brokerage account.
--------------------------------------------------------------------------------------------------------------------
By Letter          You can also sell your shares by writing a "letter of instruction" that includes:
                   o your account number;
                   o the name of the Fund;
                   o the dollar amount or the number of shares you wish to sell;
                   o the Class of shares you wish to sell; and
                   o the signature of each owner as it appears on the account.

                   If you are requesting payment to anyone other than the registered owner(s) or that payment be sent to any address other than the address of the registered owner(s) or pre-designated bank account, you will need a signature guarantee. You can obtain a signature guarantee from an eligible guarantor acceptable to Morgan Stanley Trust. (You should contact Morgan Stanley
                   Trust at (800) 869-NEWS for a determination as to whether a particular institution is an eligible guarantor.) A notary public cannot provide a signature guarantee. Additional documentation may be required for shares held by a corporation, partnership, trustee or executor.

                   Mail the letter to Morgan Stanley Trust at P.O. Box 983, Jersey City, NJ 07303. If you hold share certificates, you must return the certificates, along with the letter and any required additional documentation.

                   A check will be mailed to the name(s) and address in which the account is registered, or otherwise according to your instructions.
--------------------------------------------------------------------------------------------------------------------
Systematic         If your investment in all of the Morgan Stanley Family of Funds has a total market value of at
Withdrawal Plan    least $10,000, you may elect to withdraw amounts of $25 or more, or in any whole percentage of a fund's balance (provided the amount is at least $25), on a monthly, quarterly, semi-annual or annual basis, from any fund with a balance of at least $1,000. Each time you add a fund to the plan, you must meet the plan requirements.

                   Amounts withdrawn are subject to any applicable CDSC. A CDSC may be waived under certain circumstances. See the Class B waiver categories listed in the "Share Class
                   Arrangements" section of this Prospectus.

OPTIONS            PROCEDURES
----------------------------------------------------------------------------------------------------------------

Systematic         To sign up for the Systematic Withdrawal Plan, contact your Morgan Stanley Financial Advisor
Withdrawal Plan    or call (800) 869-NEWS. You may terminate or suspend your plan at any time. Please
(continued)        remember that withdrawals from the plan are sales of shares, not Fund "distributions," and ultimately may exhaust your account balance. The Fund may terminate or revise the plan at any time.

PAYMENT FOR SOLD SHARES.  After we receive your complete instructions to sell as described above, a check will be mailed to you within seven days, although we will attempt to make payment within one business day. Payment may also be sent to your brokerage account.

Payment may be postponed or the right to sell your shares suspended under unusual circumstances. If you request to sell shares that were recently purchased by check, your sale will not be effected until it has been verified that the check has been honored.

TAX CONSIDERATIONS.  Normally, your sale of Fund shares is subject to federal and state income tax. You should review the "Tax Consequences" section of this
Prospectus and consult your own tax professional about the tax consequences of a sale.

REINSTATEMENT PRIVILEGE.  If you sell Fund shares and have not previously exercised the reinstatement privilege, you may, within 35 days after the date of sale, invest any portion of the proceeds in the same Class of Fund shares at their net asset value and receive a pro rata credit for any CDSC paid in connection with the sale.

INVOLUNTARY SALES.  The Fund reserves the right, on 60 days' notice, to sell the shares of any shareholder (other than shares held in an IRA or 403(b)
Custodial Account) whose shares, due to sales by the shareholder, have a value below $100, or in the case of an account opened through EasyInvest (Registered
Trademark) , if after 12 months the shareholder has invested less than $1,000 in the account.

However, before the Fund sells your shares in this manner, we will notify you and allow you 60 days to make an additional investment in an amount that will increase the value of your account to at least the required amount before the sale is processed. No CDSC will be imposed on any involuntary sale.

MARGIN ACCOUNTS.  If you have pledged your Fund shares in a margin account, contact your Morgan Stanley Financial Advisor or other authorized financial representative regarding restrictions on the sale of such shares.

                                                                              15

--------------------------------------------------------------------------------
DISTRIBUTIONS

[SIDEBAR]
----------------
TARGETED DIVIDENDS (Registered Trademark)
You may select to have your Fund distributions automatically invested in other
Classes of Fund shares or Classes of another Morgan Stanley Fund that you own.
Contact your Morgan Stanley Financial Advisor for further information about this service.
[END SIDEBAR]

[GRAPHIC OMITTED]
The Fund passes substantially all of its earnings from income and capital gains along to its investors as "distributions." The Fund earns income from stocks and interest from fixed-income investments. These amounts are passed along to Fund shareholders as "income dividend distributions." The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them. These amounts may be passed along as "capital gain distributions."

The Fund declares income dividends separately for each Class. Distributions paid on Class A and Class D shares usually will be higher than for Class B and
Class C shares because distribution fees that Class B and Class C shares pay are higher. Normally, income dividends are distributed to shareholders annually. Capital gains, if any, are usually distributed in December. The Fund, however, may retain and reinvest any long-term capital gains. The Fund may at times make payments from sources other than income or capital gains that represent a return of a portion of your investment.

Distributions are reinvested automatically in additional shares of the same
Class and automatically credited to your account, unless you request in writing that all distributions be paid in cash. If you elect the cash option, the Fund will mail a check to you no later than seven business days after the distribution is declared. However, if you purchase Fund shares through a Morgan
Stanley Financial Advisor or other authorized financial representative within three business days prior to the record date for the distribution, the distribution will automatically be paid to you in cash, even if you did not request to receive all distributions in cash. No interest will accrue on uncashed checks. If you wish to change how your distributions are paid, your request should be received by the Fund's transfer agent, Morgan Stanley Trust, at least five business days prior to the record date of the distributions.

--------------------------------------------------------------------------------
TAX CONSEQUENCES

[GRAPHIC OMITTED]
As with any investment, you should consider how your Fund investment will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in the Fund.

Unless your investment in the Fund is through a tax-deferred retirement account, such as a 401(k) plan or IRA, you need to be aware of the possible tax consequences when:
o The Fund makes distributions; and
o You sell Fund shares, including an exchange to another Morgan Stanley Fund.

TAXES ON DISTRIBUTIONS.  Your distributions are normally subject to federal and state income tax when they are paid, whether you take them in cash or reinvest them in Fund shares. A distribution also may be subject to local income tax.
Any income dividend distributions and any short-term capital gain distributions are taxable to you as ordinary income. Any long-term capital gain distributions are taxable as long-term capital gains, no matter how long you have owned shares in the Fund. Under current law, a portion of the ordinary income dividends you receive may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

Every January, you will be sent a statement (IRS Form 1099-DIV) showing the taxable distributions paid to you in the previous year. The statement provides full information on your dividends and capital gains for tax purposes.

TAXES ON SALES.  Your sale of Fund shares normally is subject to federal and state income tax and may result in a taxable gain or loss to you. A sale also may be subject to local income tax. Your exchange of Fund shares for shares of another Morgan Stanley Fund is treated for tax purposes like a sale of your original shares and a purchase of your new shares. Thus, the exchange may, like a sale, result in a taxable gain or loss to you and will give you a new tax basis for your new shares.

When you open your Fund account, you should provide your Social Security or tax identification number on your investment application. By providing this information, you will avoid being subject to a federal backup withholding tax on taxable distributions and redemption proceeds (as of the date of this
Prospectus this rate is 28%). Any withheld amount would be sent to the IRS as an advance payment of your taxes due on your income.

--------------------------------------------------------------------------------
SHARE CLASS ARRANGEMENTS

[GRAPHIC OMITTED]
The Fund offers several Classes of shares having different distribution arrangements designed to provide you with different purchase options according to your investment needs. Your Morgan Stanley Financial Advisor or other authorized financial representative can help you decide which Class may be appropriate for you.

The general public is offered three Classes: Class A shares, Class B shares and
Class C shares, which differ principally in terms of sales charges and ongoing expenses. A fourth Class, Class D shares, is offered only to a limited category of investors. Shares that you acquire through reinvested distributions will not be subject to any front-end sales charge or CDSC -- contingent deferred sales charge.

Sales personnel may receive different compensation for selling each Class of shares. The sales charges applicable to each Class provide for the distribution financing of shares of that Class.

                                                                              17

The chart below compares the sales charge and the annual 12b-1 fees applicable to each Class:

-----------------------------------------------------------------------------------------------------------------------------------
 CLASS    SALES CHARGE                                                                                    MAXIMUM ANNUAL 12b-1 FEE
-----------------------------------------------------------------------------------------------------------------------------------

   A      Maximum 5.25% initial sales charge reduced for purchase of $25,000 or more; shares sold without an initial sales charge are generally subject to a 1.0% CDSC during the first 18
          months*                                                                                                  0.25%
-----------------------------------------------------------------------------------------------------------------------------------
   B      Maximum 5.0% CDSC during the first year decreasing to 0% after six years                                 1.00%
-----------------------------------------------------------------------------------------------------------------------------------
   C      1.0% CDSC during first year                                                                              1.00%
-----------------------------------------------------------------------------------------------------------------------------------
   D      None                                                                                                     None
-----------------------------------------------------------------------------------------------------------------------------------

*     Shares purchased without an initial sales charge prior to December 1,
      2004 will be subject to a 1.0% CDSC if sold during the first year.

Certain shareholders may be eligible for reduced sales charges (i.e., breakpoint discounts), CDSC waivers and eligibility minimums. Please see the information for each Class set forth below for specific eligibility requirements. You must notify your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) at the time a purchase order (or in the case of Class B or C shares, a redemption order) is placed, that the purchase (or redemption) qualifies for a reduced sales charge (i.e., breakpoint discount),
CDSC waiver or eligibility minimum. Similar notification must be made in writing when an order is placed by mail. The reduced sales charge, CDSC waiver or eligibility minimum will not be granted if: (i) notification is not furnished at the time of order; or (ii) a review of the records of Morgan
Stanley DW Inc. ("Morgan Stanley DW") or other authorized dealer of Fund shares, or the Fund's transfer agent does not confirm your represented holdings.

In order to obtain a reduced sale charge (i.e. breakpoint discount) or to meet an eligibility minimum, it may be necessary at the time of purchase for you to inform your Morgan Stanley Financial Advisor or other authorized financial representative (or Morgan Stanley Trust if you purchase shares directly through the Fund) of the existence of other accounts in which there are holdings eligible to be aggregated to meet the sales load breakpoints or eligibility minimums. In order to verify your eligibility, you may be required to provide account statements and/or confirmations regarding shares of the Fund or other
Morgan Stanley funds held in all related accounts described below at Morgan
Stanley or by other authorized dealers, as well as shares held by related parties, such as members of the same family or household, in order to determine whether you have met a sales load breakpoint or eligibility minimum. The Fund makes available, in a clear and prominent format, free of charge, on its web site, www.morganstanley.com, information regarding applicable sales loads, reduced sales charges (i.e., breakpoint discounts), sales load waivers and eligibility minimums. The web site includes hyperlinks that facilitate access to the information.

CLASS A SHARES

Class A shares are sold at net asset value plus an initial sales charge of up to
5.25% of the public offering price. The initial sales charge is reduced for purchases of $25,000 or more according to the schedule below. Effective December
1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a contingent deferred sales charge, or
CDSC, of 1.0% on sales made within 18 months after the last day of the month of purchase. With respect to shares purchased prior to December 1, 2004, investments of $1 million or more are not subject to an initial sales charge, but are generally subject to a CDSC of 1.00% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. Class A shares are also subject to a distribution (12b-1) fee of up to 0.25% of the average daily net assets of the Class. This fee is lower than the distribution fee paid by
Class B or Class C shares.

The Fund will not accept a purchase order for Class A shares that qualifies for investment in Class D shares.

The offering price of Class A shares includes a sales charge (expressed as a percentage of the public offering price) on a single transaction as shown in the following table:

[SIDEBAR]
----------------
FRONT-END SALES
CHARGE OR FSC

An initial sales charge you pay when purchasing Class A shares that is based on a percentage of the offering price. The percentage declines based upon the dollar value of Class A shares you purchase. We offer three ways to reduce your
Class A sales charges--the Combined Purchase Privilege, Right of Accumulation
and Letter of Intent.
[END SIDEBAR]

--------------------------------------------------------------------------------------
                                                   FRONT-END SALES CHARGE
                                      ------------------------------------------------
                                            PERCENTAGE OF      APPROXIMATE PERCENTAGE
 AMOUNT OF SINGLE TRANSACTION          PUBLIC OFFERING PRICE   OF NET AMOUNT INVESTED
--------------------------------------------------------------------------------------

 Less than $25,000                               5.25%                   5.54%
--------------------------------------------------------------------------------------
 $25,000 but less than $50,000                   4.75%                   4.99%
--------------------------------------------------------------------------------------
 $50,000 but less than $100,000                  4.00%                   4.17%
--------------------------------------------------------------------------------------
 $100,000 but less than $250,000                 3.00%                   3.09%
--------------------------------------------------------------------------------------
 $250,000 but less than $500,000                 2.50%                   2.56%
--------------------------------------------------------------------------------------
 $500,000 but less than $1 million               2.00%                   2.04%
--------------------------------------------------------------------------------------
 $1 million and over                             0.00%                   0.00%
--------------------------------------------------------------------------------------

You may benefit from a reduced sales charge (i.e., breakpoint discount) for purchases of Class A shares of the Fund, by combining, in a single transaction, your purchase with purchases of Class A shares of the Fund by the following related accounts:

o A single account (including an individual, trust or fiduciary account).

o Family member accounts (limited to spouse and to children under the age of
  21).

o Pension, profit sharing or other employee benefit plans of companies and their affiliates.

o Tax-exempt organizations.

o Groups organized for a purpose other than to buy mutual fund shares.

COMBINED PURCHASE PRIVILEGE. You will have the benefit of reduced sales charges by combining purchases of Class A shares of the Fund in a single transaction with purchases of Class A shares of other Multi-Class Funds and shares of FSC
Funds. Shareholders also may combine such purchases made in a single transaction by family members (limited to spouse and to children under the age of 21).

RIGHT OF ACCUMULATION.  You may benefit from a reduced sales charge, if the cumulative net asset value of Class A shares of the Fund purchased in a single transaction, together with shares of other Morgan Stanley Funds previously purchased at a price including a front-end sales charge (or Class A shares purchased at $1 million or more), and shares acquired through reinvestment of distributions, which are currently held, amounts to $25,000 or more. Also, if you have a cumulative net asset value of all your Class A and Class D shares of other Multi-Class Funds and shares of FSC Funds equal to at least $5 million
(or $25 million for certain employee benefit plans), you are eligible to purchase Class D shares of any fund subject to the fund's minimum initial investment requirement.

                                                                              19

Existing holdings of family members or other related accounts of a shareholder may not be combined for purposes of determining eligibility.

LETTER OF INTENT. The above schedule of reduced sales charges for larger purchases also will be available to you if you enter into a written "Letter of
Intent." A Letter of Intent provides for the purchase of Class A shares of the
Fund or other Multi-Class Funds or shares of FSC Funds within a 13-month period.
The initial purchase under a Letter of Intent must be at least 5% of the stated
investment goal. The Letter of Intent does not preclude the Fund (or any other
Multi-Class Fund) from discontinuing sales of its shares. To determine the applicable sales charge reduction, you may also include: (1) the cost of shares of other Morgan Stanley Funds which were previously purchased at a price including a front-end sales charge during the 90-day period prior to the distributor receiving the Letter of Intent, and (2) the historical cost of shares of other funds you currently own acquired in exchange for shares of funds purchased during that period at a price including a front-end sales charge. You may combine purchases and exchanges by family members (limited to spouse and to children under the age of 21) during the periods referenced in (1) and (2)
above. You should retain any records necessary to substantiate historical costs because the Fund, its transfer agent and any financial intermediaries may not maintain this information. You can obtain a Letter of Intent by contacting your
Morgan Stanley Financial Advisor or other authorized financial representative, or by calling (800) 869-NEWS. If you do not achieve the stated investment goal within the 13-month period, you are required to pay the difference between the sales charges otherwise applicable and sales charges actually paid, which may be deducted from your investment. Shares acquired through reinvestment of distributions are not aggregated to achieve the stated investment goal.

OTHER SALES CHARGE WAIVERS.  In addition to investments of $1 million or more, your purchase of Class A shares is not subject to a front-end sales charge (or a CDSC upon sale) if your account qualifies under one of the following categories:

o A trust for which a banking affiliate of the Investment Manager provides discretionary trustee services.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor, pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services.

o Qualified state tuition plans described in Section 529 of the Internal
  Revenue Code and donor-advised charitable gift funds (subject to all applicable terms and conditions) and certain other investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employer-sponsored employee benefit plans, whether or not qualified under the
  Internal Revenue Code, for which an entity independent from Morgan Stanley serves as recordkeeper under an alliance or similar agreement with Morgan
  Stanley's Retirement Plan Solutions ("Morgan Stanley Eligible Plans").

o A Morgan Stanley Eligible Plan whose Class B shares have converted to Class A shares, regardless of the plan's asset size or number of eligible employees.

o Insurance company separate accounts that have been approved by the Fund's distributor.

o A client of a Morgan Stanley Financial Advisor who joined us from another investment firm within six months prior to the date of purchase of Fund shares, and who used the proceeds from the sale of shares of a proprietary mutual fund of that Financial Advisor's previous firm that imposed either a front-end or deferred sales charge to

  purchase Class A shares, provided that: (1) the client sold the shares not more than 60 days prior to the purchase of Fund shares, and (2) the sale proceeds were maintained in the interim in cash or a Money Market Fund.

o Current or retired Directors or Trustees of the Morgan Stanley Funds, such persons' spouses and such persons' children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

o Current or retired directors, officers and employees of Morgan Stanley and any of its subsidiaries, such persons' spouses and such persons' children under the age of 21, and trust accounts for which any of such persons is a beneficiary.

CLASS B SHARES Class B shares are offered at net asset value with no initial sales charge but are subject to a contingent deferred sales charge, or CDSC, as set forth in the table below. For the purpose of calculating the CDSC, shares are deemed to have been purchased on the last day of the month during which they were purchased.

[SIDEBAR]
----------------
CONTINGENT DEFERRED
SALES CHARGE OR CDSC

A fee you pay when you sell shares of certain Morgan Stanley Funds purchased without an initial sales charge. This fee declines the longer you hold your shares as set forth in the table.
[END SIDEBAR]

--------------------------------------------------------------------------------
 YEAR SINCE PURCHASE PAYMENT MADE       CDSC AS A PERCENTAGE OF AMOUNT REDEEMED
--------------------------------------------------------------------------------

  First                                                  5.0%
--------------------------------------------------------------------------------
  Second                                                 4.0%
--------------------------------------------------------------------------------
  Third                                                  3.0%
--------------------------------------------------------------------------------
  Fourth                                                 2.0%
--------------------------------------------------------------------------------
  Fifth                                                  2.0%
--------------------------------------------------------------------------------
  Sixth                                                  1.0%
--------------------------------------------------------------------------------
  Seventh and thereafter                                 None
--------------------------------------------------------------------------------

Each time you place an order to sell or exchange shares, shares with no CDSC will be sold or exchanged first, then shares with the lowest CDSC will be sold or exchanged next. For any shares subject to a CDSC, the CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being sold.

The Fund will generally not accept a purchase order for Class B shares in the amount of $100,000 or more.

CDSC WAIVERS.  A CDSC, if otherwise applicable, will be waived in the case of:

o  Sales of shares held at the time you die or become disabled (within the definition in Section 72(m)(7) of the Internal Revenue Code which relates to the ability to engage in gainful employment), if the shares are: (i)
   registered either in your name (not a trust) or in the names of you and your spouse as joint tenants with right of survivorship; or (ii) held in a qualified corporate or self-employed retirement plan, IRA or 403(b)
   Custodial Account, provided in either case that the sale is requested within one year of your death or initial determination of disability.

                                                                              21

o Sales in connection with the following retirement plan "distributions": (i)
  lump-sum or other distributions from a qualified corporate or self-employed retirement plan following retirement (or, in the case of a "key employee" of a "top heavy" plan, following attainment of age 591/2); (ii) distributions from an IRA or 403(b) Custodial Account following attainment of age 591/2;
  or (iii) a tax-free return of an excess IRA contribution (a "distribution"
  does not include a direct transfer of IRA, 403(b) Custodial Account or retirement plan assets to a successor custodian or trustee).

o Sales of shares in connection with the Systematic Withdrawal Plan of up to
  12% annually of the value of each fund from which plan sales are made. The percentage is determined on the date you establish the Systematic Withdrawal
  Plan and based on the next calculated share price. You may have this CDSC waiver applied in amounts up to 1% per month, 3% per quarter, 6%
  semi-annually or 12% annually. Shares with no CDSC will be sold first, followed by those with the lowest CDSC. As such, the waiver benefit will be reduced by the amount of your shares that are not subject to a CDSC. If you suspend your participation in the plan, you may later resume plan payments without requiring a new determination of the account value for the 12% CDSC waiver.

o Sales of shares purchased prior to April 1, 2004 or acquired in exchange for shares purchased prior to April 1, 2004, if you simultaneously invest the proceeds from such sale in the Investment Manager's mutual fund asset allocation program, pursuant to which investors pay an asset-backed fee. Any shares acquired in connection with the Investment Manager's mutual fund asset allocation program are subject to all of the terms and conditions of that program, including termination fees, and mandatory sale or transfer restrictions on termination.

All waivers will be granted only following the Fund's distributor receiving confirmation of your entitlement. If you believe you are eligible for a CDSC waiver, please contact your Morgan Stanley Financial Advisor or other authorized financial representative or call (800) 869-NEWS.

DISTRIBUTION FEE.  Class B shares are subject to an annual distribution (12b-1)
fee of up to 1.0% of the average daily net assets of Class B. This fee is higher than the annual distribution fee paid by Class A.

CONVERSION FEATURE.  After 10 years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The ten year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased; the shares will convert to Class A shares based on their relative net asset values in the month following the ten year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to
Class A shares on the same basis. (Class B shares acquired in exchange for shares of another Morgan Stanley Fund originally purchased before May 1, 1997, however, will convert to Class A shares in May 2005.)

Effective May 1, 2005, after eight years, Class B shares will convert automatically to Class A shares of the Fund with no initial sales charge. The eight-year period runs from the last day of the month in which the shares were purchased, or in the case of Class B shares acquired through an exchange, from the last day of the month in which the original Class B shares were purchased;
the shares will convert to Class A shares based on their relative net asset values in the month following the eight-year period. At the same time, an equal proportion of Class B shares acquired through automatically reinvested distributions will convert to Class A shares on the same basis.

In the case of Class B shares held in a Morgan Stanley Eligible Plan, the plan is treated as a single investor and all Class B shares will convert to Class A shares on the conversion date of the Class B shares of a Morgan Stanley Fund purchased by that plan.

Currently, the Class B share conversion is not a taxable event; the conversion feature may be cancelled if it is deemed a taxable event in the future by the
Internal Revenue Service.

If you exchange your Class B shares for shares of a Money Market Fund, a
No-Load Fund or the Limited Duration U.S. Treasury Trust, the holding period for conversion is frozen as of the last day of the month of the exchange and resumes on the last day of the month you exchange back into Class B shares.

EXCHANGING SHARES SUBJECT TO A CDSC.  There are special considerations when you exchange Fund shares that are subject to a CDSC. When determining the length of time you held the shares and the corresponding CDSC rate, any period (starting at the end of the month) during which you held shares of a fund that does not charge a CDSC will not be counted. Thus, in effect the "holding period" for purposes of calculating the CDSC is frozen upon exchanging into a fund that does not charge a CDSC.

For example, if you held Class B shares of the Fund for one year, exchanged to
Class B of another Morgan Stanley Multi-Class Fund for another year, then sold your shares, a CDSC rate of 4% would be imposed on the shares based on a two-year holding period -- one year for each fund. However, if you had exchanged the shares of the Fund for a Money Market Fund (which does not charge a CDSC) instead of the Multi-Class Fund, then sold your shares, a CDSC rate of
5% would be imposed on the shares based on a one-year holding period. The one year in the Money Market Fund would not be counted. Nevertheless, if shares subject to a CDSC are exchanged for a fund that does not charge a CDSC, you will receive a credit when you sell the shares equal to the distribution
(12b-1) fees, if any, you paid on those shares while in that fund up to the amount of any applicable CDSC.

In addition, shares that are exchanged into or from a Morgan Stanley Fund subject to a higher CDSC rate will be subject to the higher rate, even if the shares are re-exchanged into a fund with a lower CDSC rate.

CLASS C SHARES Class C shares are sold at net asset value with no initial sales charge, but are subject to a CDSC of 1.0% on sales made within one year after the last day of the month of purchase. The CDSC will be assessed in the same manner and with the same CDSC waivers as with Class B shares. The Fund will not accept a purchase order for Class C shares in the amount of $1 million or more.

DISTRIBUTION FEE.  Class C shares are subject to an annual distribution (12b-1)
fee of up to 1.0% of the average daily net assets of that Class. This fee is higher than the annual distribution fee paid by Class A. Unlike Class B shares,
Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares may be subject to distribution (12b-1) fees applicable to Class C shares for an indefinite period.

CLASS D SHARES Class D shares are offered without any sales charge on purchases or sales and without any distribution (12b-1) fee. Class D shares are offered only to investors meeting an initial investment minimum of $5 million ($25 million for Morgan Stanley Eligible Plans) and the following categories of investors:

                                                                              23

o Investors participating in the Investment Manager's mutual fund asset allocation program (subject to all of its terms and conditions, including termination fees, and mandatory sale or transfer restrictions on termination) pursuant to which they pay an asset-based fee.

o Persons participating in a fee-based investment program (subject to all of its terms and conditions, including termination fees and mandatory sale or transfer restrictions on termination) approved by the Fund's distributor pursuant to which they pay an asset based fee for investment advisory, administrative and/or brokerage services. With respect to Class D shares held through the Morgan Stanley Choice Program, at such time as those Fund shares are no longer held through the program, the shares will be automatically converted into Class A shares (which are subject to higher expenses than Class D shares) based on the then current relative net asset values of the two Classes.

o Certain investment programs that do not charge an asset-based fee and have been approved by the Fund's distributor.

o Employee benefit plans maintained by Morgan Stanley or any of its subsidiaries for the benefit of certain employees of Morgan Stanley and its subsidiaries.

o Certain unit investment trusts sponsored by Morgan Stanley DW or its affiliates.

o Certain other open-end investment companies whose shares are distributed by the Fund's distributor.

o Investors who were shareholders of the Dean Witter Retirement Series on
  September 11, 1998 for additional purchases for their former Dean Witter
  Retirement Series accounts.

o The Investment Manager and its affiliates with respect to shares held in connection with certain deferred compensation programs established for their employees.

A purchase order that meets the requirements for investment in Class D can be made only in Class D shares.

Class D shares are not offered for investments made through Section 529 plans, donor-advised charitable gift funds and insurance company separate accounts that have been approved by the Fund's distributor (regardless of the size of the investment).

MEETING CLASS D ELIGIBILITY MINIMUMS.  To meet the $5 million ($25 million for
Morgan Stanley Eligible Plans) initial investment to qualify to purchase Class
D shares you may combine: (1) purchases in a single transaction of Class D shares of the Fund and other Morgan Stanley Multi-Class Funds and/or (2)
previous purchases of Class A and Class D shares of Multi-Class Funds and shares of FSC Funds you currently own, along with shares of Morgan Stanley
Funds you currently own that you acquired in exchange for those shares.
Shareholders cannot combine purchases made by family members or a shareholder's other related accounts in a single transaction for purposes of meeting the $5 million initial investment minimum requirement to qualify to purchase Class D shares.

NO SALES CHARGES FOR REINVESTED CASH DISTRIBUTIONS If you receive a cash payment representing an income dividend or capital gain and you reinvest that amount in the applicable Class of shares by returning the check within 30 days of the payment date, the purchased shares would not be subject to an initial sales charge or CDSC.

PLAN OF DISTRIBUTION (RULE 12B-1 FEES) The Fund has adopted a Plan of
Distribution in accordance with Rule 12b-1 under the Investment Company Act of
1940 with respect to the distribution of Class A, Class B and Class C shares.
(Class D shares are offered without any distribution fee.) The Plan allows the
Fund to pay distribution fees for the sale and distribution of these shares. It also allows the Fund to pay for services to shareholders of Class A, Class B and
Class C shares. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment in these Classes and may cost you more than paying other types of sales charges.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION

The Investment Manager and/or the distributor may pay additional compensation
(out of their own funds and not as an expense of the Fund) to selected affiliated or unaffiliated brokers or other service providers in connection with the sale, distribution, retention and/or servicing of shares of the Fund.
Such compensation may be significant in amount and the prospect of receiving any such additional compensation may provide affiliated or unaffiliated entities with an incentive to favor sales of the Fund over other investment options. Any such payments will not change the net asset value or the price of the Fund's shares. For more information, please see the Fund's Statement of
Additional Information.

                                                                              25

Financial Highlights

The financial highlights table is intended to help you understand the Fund's financial performance for the periods indicated. Certain information reflects financial results for a single Fund share throughout each period. The total returns in the table represent the rate an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions).

This information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, whose report, along with the Fund's financial statements, are incorporated by reference in the Statement of
Additional Information from the annual report, which is available upon request.

CLASS A SHARES

---------------------------------------------------------------------------------------------------------------
                                                                                             FOR THE PERIOD
                                                                                             APRIL 26, 2001*
                                                                                                 THROUGH
 FOR THE YEAR ENDED AUGUST 31,                         2004      2003        2002            AUGUST 31, 2001
---------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $9.80    $  9.21        $9.60                $10.00
                                                  ---------    --------    ---------            ---------
Income (loss) from investment operations:
  Net investment income++                             0.12       0.09         0.03                  0.03
  Net realized and unrealized gain (loss)             1.95       0.57        (0.33)                (0.43)
                                                  ---------    --------    ---------            ---------
Total income (loss) from investment operations        2.07       0.66        (0.30)                (0.40)
                                                  ---------    --------    ---------            ---------
Less dividends from net investment income            (0.14)     (0.07)       (0.09)                  --
                                                  ---------    --------    ---------            ----------
Net asset value, end of period                      $11.73    $  9.80        $9.21                 $9.60
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        21.22%      7.12%       (3.03)%               (4.00)%(1)
---------------------------------------------------------------------------------------------------------------

RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                              1.52%      1.59%        1.70%                 1.88%(2)
Net investment income                                 0.94%      1.02%        0.47%                 0.87%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $25,728    $19,827       $9,297                $9,013
Portfolio turnover rate                                 43%        32%          52%                   13%(1)
---------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++   The per share amounts were computed using an average number of shares outstanding during the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS B SHARES

---------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE PERIOD
                                                                                              APRIL 26, 2001*
                                                                                                  THROUGH
 FOR THE YEAR ENDED AUGUST 31,                       2004          2003       2002            AUGUST 31, 2001
---------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $9.71        $9.14       $9.57               $10.00
                                                  ---------     --------    ---------            ---------
Income (loss) from investment operations:
  Net investment income (loss)++                      0.02         0.01       (0.03)                0.00
  Net realized and unrealized gain (loss)             1.94         0.57       (0.33)               (0.43)
                                                  ---------     --------    ---------            ---------
Total income (loss) from investment operations        1.96         0.58       (0.36)               (0.43)
                                                  ---------     --------    ---------            ---------
Less dividends from net investment income            (0.05)       (0.01)      (0.07)                --
                                                  ---------     --------    ---------            ---------
Net asset value, end of period                      $11.62        $9.71       $9.14                $9.57
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        20.22%        6.32%      (3.74)%              (4.30)%(1)
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                              2.28%        2.36%       2.45%               2.63%(2)
Net investment income (loss)                          0.18%        0.25%      (0.28)%               0.12%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $210,485     $145,382    $143,200             $114,541
Portfolio turnover rate                                 43%          32%         52%                  13%(1)
---------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++   The per share amounts were computed using an average number of shares outstanding during the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              27

Financial Highlights (Continued)

CLASS C SHARES

---------------------------------------------------------------------------------------------------------------
                                                                                              FOR THE PERIOD
                                                                                             APRIL 26, 2001*
                                                                                                 THROUGH
 FOR THE YEAR ENDED AUGUST 31,                      2004         2003         2002            AUGUST 31, 2001
---------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $9.69      $9.13        $9.57             $  10.00
                                                  ---------    --------    ---------            --------
Income (loss) from investment operations:
  Net investment income (loss)++                      0.02       0.02        (0.03)                0.00
  Net realized and unrealized gain (loss)             1.95       0.56        (0.34)               (0.43)
                                                  ---------    --------    ---------            --------
Total income (loss) from investment operations        1.97       0.58        (0.37)               (0.43)
                                                  ---------    --------    ---------            --------
Less dividends from net investment income            (0.07)     (0.02)       (0.07)                --
                                                  ---------    --------    ---------            ---------
Net asset value, end of period                      $11.59      $9.69        $9.13                $9.57
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        20.31%      6.24%       (3.73)%              (4.30)%(1)
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                              2.28%      2.36%       2.45%                2.63%(2)
Net investment income (loss)                          0.18%      0.25%      (0.28)%                0.12%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands            $49,971    $28,556     $23,946               $15,558
Portfolio turnover rate                                 43%        32%         52%                  13%(1)
---------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
+    Does not reflect the deduction of sales charge. Calculated based on the net asset value as of the last business day of the period.
++   The per share amounts were computed using an average number of shares outstanding during the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

CLASS D SHARES

---------------------------------------------------------------------------------------------------------------
                                                                                                FOR THE PERIOD
                                                                                               APRIL 26, 2001*
                                                                                                  THROUGH
 FOR THE YEAR ENDED AUGUST 31,                        2004         2003        2002             AUGUST 31, 2001
---------------------------------------------------------------------------------------------------------------

SELECTED PER SHARE DATA:
Net asset value, beginning of period                 $9.81        $9.23       $9.60                 $10.00
                                                  ---------     --------    ---------            ---------
Income (loss) from investment operations:
  Net investment income++                             0.14         0.12        0.10                   0.04
  Net realized and unrealized gain (loss)             1.97         0.55       (0.37)                 (0.44)
                                                  ---------     --------    ---------            ---------
Total income (loss) from investment operations        2.11         0.67       (0.27)                 (0.40)
                                                  ---------     --------    ---------            ---------
Less dividends from net investment income            (0.17)       (0.09)      (0.10)                 --
                                                  ---------     --------    ---------            ----------
Net asset value, end of period                      $11.75        $9.81       $9.23                  $9.60
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN+                                        21.59%        7.39%      (2.82)%                (4.00)%(1)
---------------------------------------------------------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS(3):
Expenses                                              1.28%        1.36%       1.45%                  1.63%(2)
Net investment income                                 1.18%        1.25%       0.72%                  1.12%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands           $341,442     $218,574     $75,903                $12,128
Portfolio turnover rate                                 43%          32%         52%                    13%(1)
---------------------------------------------------------------------------------------------------------------

*    Commencement of operations.
+    Calculated based on the net asset value as of the last business day of the period.
++   The per share amounts were computed using an average number of shares outstanding during the period.
(1)  Not annualized.
(2)  Annualized.
(3)  Reflects overall Fund ratios for investment income and non-class specific expenses.

                                                                              29

Notes

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                                                                              31

Notes (Continued)

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Morgan Stanley Funds

EQUITY

------------------------
BLEND/CORE
Total Return Trust
Fund of Funds - Domestic Portfolio

------------------------
DOMESTIC HYBRID
Allocator Fund
Balanced Growth Fund
Balanced Income Fund
Income Builder Fund
Strategist Fund

------------------------
GLOBAL/INTERNATIONAL
European Growth Fund
Global Advantage Fund
Global Dividend Growth Securities
International Fund
International SmallCap Fund
International Value Equity Fund
Japan Fund
Pacific Growth Fund

------------------------
GROWTH
Aggressive Equity Fund
American Opportunities Fund
Capital Opportunities Trust
Developing Growth Securities Trust
Growth Fund
Special Growth Fund

------------------------
INDEX
Equally-Weighted S&P 500 Fund
KLD Social Index Fund
Nasdaq-100 Index Fund
S&P 500 Index Fund
Total Market Index Fund

------------------------
SPECIALTY
Biotechnology Fund
Convertible Securities Trust
Financial Services Trust
Global Utilities Fund
Health Sciences Trust
Information Fund
Natural Resource Development Securities
Real Estate Fund
Utilities Fund

------------------------
VALUE
Dividend Growth Securities
Fundamental Value Fund
Mid-Cap Value Fund
Small-Mid Special Value Fund
Special Value Fund
Value Fund

FIXED INCOME

------------------------
TAXABLE SHORT TERM
Limited Duration Fund(NL)
Limited Duration U.S. Treasury Trust

------------------------
TAXABLE INTERMEDIATE TERM
Federal Securities Trust
Flexible Income Trust
High Yield Securities
Quality Income Trust
U.S. Government Securities Trust

------------------------
TAX-FREE
California Tax-Free Income Fund
Limited Term Municipal Trust(NL)
New York Tax-Free Income Fund
Tax-Exempt Securities Trust

MONEY MARKET
------------------------
TAXABLE
Liquid Asset Fund
U.S. Government Money Market

------------------------
TAX-FREE
California Tax-Free Daily Income Trust
New York Municipal Money Market Trust
Tax-Free Daily Income Trust

There may be funds created or terminated after this Prospectus was published.
Please consult the inside back cover of a new fund's prospectus for its designations, e.g., Multi-Class Fund or Money Market Fund.

Unless otherwise noted, each listed Morgan Stanley Fund, except for the Limited
Duration U.S. Treasury Trust, is a Multi-Class Fund. A Multi-Class Fund is a
mutual fund offering multiple classes of shares. The other types of funds are:
NL -- No-Load (Mutual) Funds and Money Market Funds.

Additional information about the Fund's investments is available in the Fund's
Annual and Semi-Annual Reports to Shareholders. In the Fund's Annual Report, you
will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

[GRAPHIC OMITTED]
MORGAN STANLEY FUNDS

The Fund's Statement of Additional Information also provides additional information about the Fund. The Statement of Additional Information is incorporated herein by reference (legally is part of this Prospectus). For a free copy of any of these documents, to request other information about the
Fund, or to make shareholder inquiries, please call: (800) 869-NEWS

You also may obtain information about the Fund by calling your Morgan Stanley
Financial Advisor or by visiting our Internet site at:
www.morganstanley.com/funds

Morgan Stanley International Value
Equity Fund

39906 10/04

Information about the Fund (including the Statement of Additional Information)
can be viewed and copied at the Securities and Exchange Commission's (the
"SEC") Public Reference Room in Washington, DC. Information about the Reference
Room's operations may be obtained by calling the SEC at (202) 942-8090. Reports and other information about the Fund are available on the EDGAR Database on the
SEC's Internet site (www.sec.gov), and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Public
Reference Section of the SEC, Washington, DC 20549-0120.

 TICKER SYMBOLS:

------------------ -----------------
CLASS A:     IVQAX CLASS B:    IVQBX
------------------ -----------------
CLASS C:     IVQCX CLASS D:    IVQDX
------------------ -----------------

(THE FUND'S INVESTMENT COMPANY ACT FILE NO. IS 811-10273)

CLF#39906PRO-00

Investments and services offered through Morgan Stanley DW Inc., member SIPC.
Morgan Stanley Distributors Inc., member NASD.

(Copyright)  2004 Morgan Stanley

Prospectus
October 29, 2004

[GRAPHIC OMITTED]Morgan Stanley

Morgan Stanley
International Value
Equity Fund

STATEMENT OF ADDITIONAL INFORMATION

October 29, 2004

--------------------------------------------------------------------------------

     This Statement of Additional Information is not a prospectus. The
Prospectus (dated October 29, 2004) for Morgan Stanley International Value
Equity Fund may be obtained without charge from the Fund at its address or telephone number listed below or from Morgan Stanley DW Inc. at any of its branch offices.

Morgan Stanley
International Value Equity Fund
1221 Avenue of the Americas
New York, NY 10020
(800) 869-NEWS

TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                       2

                      GLOSSARY OF SELECTED DEFINED TERMS

     The terms defined in this glossary are frequently used in this Statement of Additional Information (other terms used occasionally are defined in the text of the document).

     "Custodian" - JPMorgan Chase.

     "Distributor" - Morgan Stanley Distributors Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Financial Advisors" - Morgan Stanley authorized financial services representatives.

     "Fund" - Morgan Stanley International Value Equity Fund, a registered open-end investment company.

     "Independent Trustees" - Trustees who are not "interested persons" (as defined by the Investment Company Act of 1940, as amended ("Investment Company
Act")) of the Fund.

     "Investment Manager" - Morgan Stanley Investment Advisors Inc., a
wholly-owned investment advisor subsidiary of Morgan Stanley.

     "Morgan Stanley & Co." - Morgan Stanley & Co. Incorporated, a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley DW" - Morgan Stanley DW Inc., a wholly-owned broker-dealer subsidiary of Morgan Stanley.

     "Morgan Stanley Funds" - Registered investment companies for which the
Investment Manager serves as the investment advisor and that hold themselves out to investors as related companies for investment and investor services.

     "Morgan Stanley Services" - Morgan Stanley Services Company Inc., a
wholly-owned fund services subsidiary of the Investment Manager.

     "Sub-Advisor" - Morgan Stanley Investment Management Limited, a
wholly-owned subsidiary of Morgan Stanley.

     "Transfer Agent" - Morgan Stanley Trust, a wholly-owned transfer agent subsidiary of Morgan Stanley.

     "Trustees" - The Board of Trustees of the Fund.

                                       3

I. FUND HISTORY
--------------------------------------------------------------------------------

     The Fund was organized as a Massachusetts business trust, under a
Declaration of Trust, on January 11, 2001, with the name Morgan Stanley Dean
Witter International Equity Fund. Effective January 19, 2001, the Fund's name was changed to Morgan Stanley Dean Witter International Value Equity Fund.
Effective June 18, 2001, the Fund's name was changed to Morgan Stanley
International Value Equity Fund.

II. DESCRIPTION OF THE FUND AND ITS INVESTMENTS AND RISKS
--------------------------------------------------------------------------------

A. CLASSIFICATION

     The Fund is an open-end, diversified management investment company whose investment objective is to seek long-term capital appreciation.

B. INVESTMENT STRATEGIES AND RISKS

     The following discussion of the Fund's investment strategies and risks should be read with the sections of the Fund's Prospectus titled "Principal
Investment Strategies," "Principal Risks," "Additional Investment Strategy
Information" and "Additional Risk Information."

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may enter into forward foreign currency exchange contracts ("forward contracts") to facilitate settlement or in an attempt to limit the effect of changes in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold and the date on which payment is made or received. The Fund may conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between currency traders
(usually large commercial and investment banks) and their customers. Forward contracts will only be entered into with U.S. banks and their foreign branches, insurance companies or other dealers or foreign banks whose assets total $1 billion or more. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades.

     The Fund may enter into forward contracts under various circumstances. The typical use of a forward contract is to "lock in" the price of a security in
U.S. dollars or some other foreign currency which the Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, the Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

     The Sub-Advisor also may from time to time utilize forward contracts to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, the
Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

     The Fund will not enter into forward contracts or maintain a net exposure to these contracts where the consummation of the contracts would obligate the
Fund to deliver an amount of foreign currency in excess of the value of the
Fund's portfolio securities.

     When required by law, the Fund will cause its custodian bank to earmark cash, U.S. government securities or other appropriate liquid portfolio securities in an amount equal to the value of the Fund's

                                       4

total assets committed to the consummation of forward contracts entered into under the circumstances set forth above. If the value of the securities so earmarked declines, additional cash or securities will be earmarked on a daily basis so that the value of such securities will equal the amount of the Fund's commitments with respect to such contracts.

     Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     The Fund may be limited in its ability to enter into hedging transactions involving forward contracts by the Internal Revenue Code requirements relating to qualification as a regulated investment company.

     Forward contracts may limit gains on portfolio securities that could otherwise be realized had they not been utilized and could result in losses.
The contracts also may increase the Fund's volatility and may involve a significant amount of risk relative to the investment of cash.

     OPTIONS AND FUTURES TRANSACTIONS. The Fund may engage in transactions in listed and Over-the-Counter ("OTC") options. Listed options are issued or guaranteed by the exchange on which they are traded or by a clearing corporation such as the Options Clearing Corporation ("OCC"). Ownership of a
listed call option gives the Fund the right to buy from the OCC (in the United
States) or other clearing corporation or exchange, the underlying security covered by the option at the stated exercise price (the price per unit of the underlying security) by filing an exercise notice prior to the expiration date of the option. The writer (seller) of the option would then have the obligation to sell to the OCC (in the United States) or other clearing corporation or exchange, the underlying security at that exercise price prior to the expiration date of the option, regardless of its then current market price.
Ownership of a listed put option would give the Fund the right to sell the underlying security to the OCC (in the United States) or other clearing corporation or exchange, at the stated exercise price. Upon notice of exercise of the put option, the writer of the put would have the obligation to purchase the underlying security from the OCC (in the United States) or other clearing corporation or exchange, at the exercise price.

     Covered Call Writing. The Fund is permitted to write covered call options on portfolio securities, without limit. The Fund will receive from the purchaser, in return for a call it has written, a "premium;" i.e., the price of the option. Receipt of these premiums may better enable the Fund to earn a higher level of current income than it would earn from holding the underlying securities alone. Moreover, the premium received will offset a portion of the potential loss incurred by the Fund if the securities underlying the option decline in value.

     The Fund may be required, at any time during the option period, to deliver the underlying security against payment of the exercise price on any calls it has written. This obligation is terminated upon the expiration of the option period or at such earlier time as the writer effects a closing purchase transaction. A closing purchase transaction is accomplished by purchasing an option of the same series as the option previously written. However, once the
Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction.

     A call option is "covered" if the Fund owns the underlying security subject to the option or has an absolute and immediate right to acquire that security without additional cash consideration (or for additional consideration
(in cash, Treasury bills or other liquid portfolio securities) held in a segregated account on the Fund's books) upon conversion or exchange of other securities held in its portfolio. A call option is also covered if the Fund holds a call on the same security as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written or (ii) greater than the exercise price of the call written if the difference is maintained by the Fund in cash, Treasury bills or other liquid portfolio securities in a segregated account on the Fund's books.

                                       5

     Options written by the Fund normally have expiration dates of up to 18 months from the date written. The exercise price of a call option may be below, equal to or above the current market value of the underlying security at the time the option is written.

     Covered Put Writing. A writer of a covered put option incurs an obligation to buy the security underlying the option from the purchaser of the put, at the option's exercise price at any time during the option period, at the purchaser's election. Through the writing of a put option, the Fund would receive income from the premium paid by purchasers. The potential gain on a covered put option is limited to the premium received on the option (less the commissions paid on the transaction). During the option period, the Fund may be required to make payment of the exercise price against delivery of the underlying security. The aggregate value of the obligations underlying puts may not exceed 50% of the Fund's net assets. The operation of and limitations on covered put options in other respects are substantially identical to those of call options.

     Purchasing Call and Put Options. The Fund may purchase listed and OTC call and put options in amounts equaling up to 5% of its total assets. The purchase of a call option would enable the Fund, in return for the premium paid, to lock in a purchase price for a security during the term of the option. The purchase of a put option would enable the Fund, in return for a premium paid, to lock in a price at which it may sell a security during the term of the option.

     Options on Foreign Currencies. The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward foreign currency exchange contracts.

     OTC Options. OTC options are purchased from or sold (written) to dealers or financial institutions which have entered into direct agreements with the
Fund. With OTC options, such variables as expiration date, exercise price and premium will be agreed upon between the Fund and the transacting dealer, without the intermediation of a third party such as the OCC. The Fund may engage in OTC option transactions only with member banks of the Federal Reserve
Bank System or primary dealers in U.S. government securities or with affiliates of such banks or dealers.

     Risks of Options Transactions. The successful use of options depends on the ability of the Sub-Advisor, to forecast correctly interest rates, currency and/or market movements. If the market value of the portfolio securities upon which call options have been written increases, the Fund may receive a lower total return from the portion of its portfolio upon which calls have been written than it would have had such calls not been written. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security (or currency) increase, but has retained the risk of loss should the price of the underlying security (or currency) decline. The covered put writer also retains the risk of loss should the market value of the underlying security (or currency) decline below the exercise price of the option less the premium received on the sale of the option. In both cases, the writer has no control over the time when it may be required to fulfill its obligation as a writer of the option. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities (or currencies) at the exercise price.

     The Fund's ability to close out its position as a writer of an option is dependent upon the existence of a liquid secondary market on option exchanges.
There is no assurance that such a market will exist, particularly in the case of OTC options.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker. In the case of OTC options, if the transacting dealer fails to make or take delivery of the securities underlying an option it has written, in accordance with the terms of that option, due to insolvency or otherwise, the Fund would lose the premium paid for the option as well as any anticipated benefit of the transaction.

     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (or currency)
which may be written by a single investor, whether

                                       6

acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.

     The hours of trading for options may not conform to the hours during which the underlying securities (or currencies) are traded. To the extent that the option markets close before the markets for the underlying securities (or currencies), significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     The markets in foreign currency options are relatively new and the Fund's ability to establish and close out positions on such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time.

     The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security.
Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

     There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information available is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions
(i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

     Futures Contracts. The Fund may purchase and sell interest rate, currency and index futures contracts that are traded on U.S. and foreign commodity exchanges on such underlying securities as U.S. Treasury bonds, notes, bills and GNMA Certificates and/or any foreign government fixed-income security, on various currencies and on such indexes of U.S. and foreign securities as may exist or come into existence.

     A futures contract purchaser incurs an obligation to take delivery of a specified amount of the obligation underlying the contract at a specified time in the future for a specified price. A seller of a futures contract incurs an obligation to deliver the specified amount of the underlying obligation at a specified time in return for an agreed upon price. The purchase of a futures contract enables the Fund, during the term of the contract, to lock in a price at which it may purchase a security or currency and protect against a rise in prices pending purchase of portfolio securities. The sale of a futures contract enables the Fund to lock in a price at which it may sell a security or currency and protect against declines in the value of portfolio securities.

     Although most futures contracts call for actual delivery or acceptance of securities, the contracts usually are closed out before the settlement date without the making or taking of delivery. Index futures contracts provide for the delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the open or close of the last trading day of the contract and the futures contract price. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of the specific type of security (currency) and the same delivery date.
If the sale price exceeds the offsetting purchase price, the seller would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same aggregate amount of the specific type of security (currency) and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas

                                       7

if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss. There is no assurance that the Fund will be able to enter into a closing transaction.

     Margin. If the Fund enters into a futures contract, it is initially required to deposit an "initial margin" of cash, U.S. government securities or other liquid portfolio securities ranging from approximately 2% to 5% of the contract amount. Initial margin requirements are established by the exchanges on which futures contracts trade and may, from time to time, change. In addition, brokers may establish margin deposit requirements in excess of those required by the exchanges.

     Initial margin in futures transactions is different from margin in securities transactions in that initial margin does not involve the borrowing of funds by a broker's client but is, rather, a good faith deposit on the futures contract which will be returned to the Fund upon the proper termination of the futures contract. The margin deposits made are marked-to-market daily and the Fund may be required to make subsequent deposits of cash, U.S.
government securities or other liquid portfolio securities, called "variation margin," which are reflective of price fluctuations in the futures contract.

     Options on Futures Contracts. The Fund may purchase and write call and put options on futures contracts and enter into closing transactions with respect to such options to terminate an existing position. An option on a futures contract gives the purchaser the right (in return for the premium paid), and the writer the obligation, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put)
at a specified exercise price at any time during the term of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option is accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract at the time of exercise exceeds (in the case of a call) or is less than (in the case of a put)
the exercise price of the option on the futures contract.

     The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option on a futures contract are included in initial margin deposits.

     Limitations on Futures Contracts and Options on Futures. The Commodity
Futures Trading Commission recently eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment manager to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Fund, the Investment Manager has claimed such an exclusion from registration as a commodity pool operator under the
Commodity Exchange Act ("CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. Therefore, there are no limitations on the extent to which the Fund may engage in non-hedging transactions involving futures and options thereon except as set forth in the
Fund's Prospectus or Statement of Additional Information. There is no overall limitation on the percentage of the Fund's net assets which may be subject to a hedge position.

     Risks of Transactions in Futures Contracts and Related Options. The prices of securities and indexes subject to futures contracts (and thereby the futures contract prices) may correlate imperfectly with the behavior of the cash prices of the Fund's portfolio securities (and the currencies in which they are denominated). Also, prices of futures contracts may not move in tandem with the changes in prevailing interest rates, market movements and/or currency exchange rates against which the Fund seeks a hedge. A correlation may also be distorted
(a) temporarily, by short-term traders seeking to profit from the difference between a contract or security price objective and their cost of borrowed funds; (b) by investors in futures contracts electing to close out their contracts through offsetting transactions rather than meet margin deposit requirements; (c) by investors in futures contracts opting to make or take delivery of underlying securities rather than engage in closing transactions, thereby reducing liquidity of the futures market; and (d) temporarily, by speculators who view the deposit requirements in the futures markets as less onerous than margin requirements in the cash market. Due to the possibility of price distortion in the futures market and because of the possible imperfect correlation between movements

                                       8

in the prices of securities and movements in the prices of futures contracts, a correct forecast of interest rate, currency exchange rate and/or market movement trends by the Sub-Advisor may still not result in a successful hedging transaction.

     There is no assurance that a liquid secondary market will exist for futures contracts and related options in which the Fund may invest. In the event a liquid market does not exist, it may not be possible to close out a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. The absence of a liquid market in futures contracts might cause the Fund to make or take delivery of the underlying securities (currencies) at a time when it may be disadvantageous to do so.

     Exchanges also limit the amount by which the price of a futures contract may move on any day. If the price moves equal to the daily limit on successive days, then it may prove impossible to liquidate a futures position until the daily limit moves have ceased. In the event of adverse price movements, the
Fund would continue to be required to make daily cash payments of variation margin on open futures positions. In these situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do
so. In addition, the Fund may be required to take or make delivery of the instruments underlying interest rate futures contracts it holds at a time when it is disadvantageous to do so. The inability to close out options and futures positions could also have an adverse impact on the Fund's ability to effectively hedge its portfolio.

     Futures contracts and options thereon which are purchased or sold on foreign commodities exchanges may have greater price volatility than their U.S.
counterparts. Furthermore, foreign commodities exchanges may be less regulated and under less governmental scrutiny than U.S. exchanges. Brokerage commissions, clearing costs and other transaction costs may be higher on foreign exchanges. Greater margin requirements may limit the Fund's ability to enter into certain commodity transactions on foreign exchanges. Moreover, differences in clearance and delivery requirements on foreign exchanges may occasion delays in the settlement of the Fund's transactions effected on foreign exchanges.

     In the event of the bankruptcy of a broker through which the Fund engages in transactions in futures or options thereon, the Fund could experience delays and/or losses in liquidating open positions purchased or sold through the broker and/or incur a loss of all or part of its margin deposits with the broker.

     If the Fund maintains a short position in a futures contract or has sold a call option on a futures contract, it will cover this position by holding, in a segregated account maintained on the books of the Fund, cash, U.S. government securities or other liquid portfolio securities equal in value (when added to any initial or variation margin on deposit) to the market value of the securities underlying the futures contract or the exercise price of the option.
Such a position may also be covered by owning the securities underlying the futures contract (in the case of a stock index futures contract a portfolio of securities substantially replicating the relevant index), or by holding a call option permitting the Fund to purchase the same contract at a price no higher than the price at which the short position was established.

     In addition, if the Fund holds a long position in a futures contract or has sold a put option on a futures contract, it will hold cash, U.S. government securities or other liquid portfolio securities equal to the purchase price of the contract or the exercise price of the put option (less the amount of initial or variation margin on deposit) in a segregated account maintained on the books of the Fund. Alternatively, the Fund could cover its long position by purchasing a put option on the same futures contract with an exercise price as high or higher than the price of the contract held by the Fund.

     MONEY MARKET SECURITIES. In addition to the money market securities in which the Fund may otherwise invest, the Fund may invest in various money market securities for cash management purposes or when assuming a temporary defensive position, which among others may include commercial paper, bankers'
acceptances, bank obligations, corporate debt securities, certificates of deposit, U.S. government securities, obligations of savings institutions and repurchase agreements. Such securities are limited to:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United States or its agencies (such as the
Export-Import Bank of the United States, Federal Housing

                                       9

Administration and Government National Mortgage Association) or its
instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes and bonds;

     Bank Obligations. Obligations (including certificates of deposit, time deposits and bankers' acceptances) of banks subject to regulation by the U.S.
Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks except to the extent below;

     Eurodollar Certificates of Deposit. Eurodollar certificates of deposit issued by foreign branches of domestic banks having total assets of $1 billion or more;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations, having total assets of $1 billion or more;

     Fully Insured Certificates of Deposit. Certificates of deposit of banks and savings institutions, having total assets of less than $1 billion, if the principal amount of the obligation is federally insured by the Bank Insurance
Fund or the Savings Association Insurance Fund (each of which is administered by the FDIC), limited to $100,000 principal amount per certificate and to 15%
or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

     Commercial Paper. Commercial paper rated within the two highest grades by
Standard & Poor's Corporation ("S&P") or by Moody's Investors Service, Inc.
("Moody's") or, if not rated, issued by a company having an outstanding debt issue rated at least AAA by S&P or Aaa by Moody's; and

     Repurchase Agreements. The Fund may invest in repurchase agreements. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security serving as collateral at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The collateral will be marked-to-market daily to determine that the value of the collateral, as specified in the agreement, does not decrease below the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to the account to maintain full collateralization. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although this date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits.

     While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures approved by the Trustees that are designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose financial condition will be continually monitored by the Sub-Advisor. In addition, as described above, the value of the collateral underlying the repurchase agreement will be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral.
However, the exercising of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of its net assets.

     ZERO COUPON SECURITIES. A portion of the fixed-income securities purchased by the Fund may be zero coupon securities. Such securities are purchased at a discount from their face amount, giving the purchaser the right to receive their full value at maturity. The interest earned on such securities is, implicitly, automatically compounded and paid out at maturity. While such compounding at a constant rate eliminates the risk of receiving lower yields upon reinvestment of interest if prevailing interest rates decline, the owner of a zero coupon security will be unable to participate in higher yields upon reinvestment of interest received on interest-paying securities if prevailing interest rates rise.

                                       10

     A zero coupon security pays no interest to its holder during its life.
Therefore, to the extent the Fund invests in zero coupon securities, it will not receive current cash available for distribution to shareholders. In addition, zero coupon securities are subject to substantially greater price fluctuations during periods of changing prevailing interest rates than are comparable securities which pay interest on a current basis. Current federal tax law requires that a holder (such as the Fund) of a zero coupon security accrue a portion of the discount at which the security was purchased as income each year even though the Fund receives no interest payments in cash on the security during the year.

     LENDING PORTFOLIO SECURITIES. The Fund may lend its portfolio securities to brokers, dealers and other financial institutions, provided that the loans are callable at any time by the Fund, and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are equal to at least 100% of the market value, determined daily, of the loaned securities. The advantage of these loans is that the Fund continues to receive the income on the loaned securities while at the same time earning interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend more than 25% of the value of its net assets.

     As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the income which can be earned from such loans justifies the attendant risks. Upon termination of the loan, the borrower is required to return the securities to the Fund. Any gain or loss in the market price during the loan period would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loaned securities, to be delivered within one day after notice, to permit the exercise of the rights if the matters involved would have a material effect on the Fund's investment in the loaned securities. The Fund will pay reasonable finder's, administrative and custodial fees in connection with a loan of its securities.

     WHEN-ISSUED AND DELAYED DELIVERY SECURITIES AND FORWARD COMMITMENTS. From
time to time, the Fund may purchase securities on a when-issued or delayed delivery basis or may purchase or sell securities on a forward commitment basis. When these transactions are negotiated, the price is fixed at the time of the commitment, but delivery and payment can take place a month or more after the date of commitment. While the Fund will only purchase securities on a when-issued, delayed delivery or forward commitment basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest or dividends accrue to the purchaser prior to the settlement date.

     At the time the Fund makes the commitment to purchase or sell securities on a when-issued, delayed delivery or forward commitment basis, it will record the transaction and thereafter reflect the value, each day, of such security purchased, or if a sale, the proceeds to be received, in determining its net asset value. At the time of delivery of the securities, their value may be more or less than the purchase or sale price. An increase in the percentage of the
Fund's assets committed to the purchase of securities on a when-issued, delayed delivery or forward commitment basis may increase the volatility of its net asset value. The Fund will also establish a segregated account on the Fund's books in which it will continually maintain cash or cash equivalents or other liquid portfolio securities equal in value to commitments to purchase securities on a when-issued, delayed delivery or forward commitment basis.

     WHEN, AS AND IF ISSUED SECURITIES. The Fund may purchase securities on a
"when, as and if issued" basis, under which the issuance of the security depends upon the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The commitment for the purchase of any such security will not be recognized in the portfolio of the
Fund until the Investment Manager determines that issuance of the security is probable. At that time, the Fund will record the transaction and, in determining its net asset value, will reflect the value of the security daily.
At that time, the Fund will also establish a segregated account on the Fund's books in which it will maintain cash, cash equivalents, U.S. government securities or other liquid portfolio securities equal in value to recognized commitments for such securities.

                                       11

     An increase in the percentage of the Fund's total assets committed to the purchase of securities on a "when, as and if issued" basis may increase the volatility of its net asset value. The Fund may also sell securities on a
"when, as and if issued" basis provided that the issuance of the security will result automatically from the exchange or conversion of a security owned by the
Fund at the time of sale.

     PRIVATE PLACEMENTS. The Fund may invest up to 15% of its net assets in securities which are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the "Securities Act"), or which are otherwise not readily marketable. (Securities eligible for resale pursuant to Rule 144A under the Securities Act, and determined to be liquid pursuant to the procedures discussed in the following paragraph, are not subject to the foregoing restriction.) These securities are generally referred to as private placements or restricted securities. Limitations on the resale of these securities may have an adverse effect on their marketability, and may prevent the Fund from disposing of them promptly at reasonable prices. The Fund may have to bear the expense of registering the securities for resale and the risk of substantial delays in effecting the registration.

     Rule 144A permits the Fund to sell restricted securities to qualified institutional buyers without limitation. The Sub-Advisor, pursuant to procedures adopted by the Trustees, will make a determination as to the liquidity of each restricted security purchased by the Fund. If a restricted security is determined to be "liquid," the security will not be included within the category "illiquid securities," which may not exceed 15% of the Fund's net assets. However, investing in Rule 144A securities could have the effect of increasing the level of Fund illiquidity to the extent the Fund, at a particular point in time, may be unable to find qualified institutional buyers interested in purchasing such securities.

     CONVERTIBLE SECURITIES. The Fund may invest in securities which are convertible into common stock or other securities of the same or a different issuer or into cash within a particular period of time at a specified price or formula. Convertible securities are generally fixed income securities (but may include preferred stock) and generally rank senior to common stocks in a corporation's capital structure and, therefore, entail less risk than the corporation's common stock. The value of a convertible security is a function of its "investment value" (its value as if it did not have a conversion privilege), and its "conversion value" (the security's worth if it were to be exchanged for the underlying security, at market value, pursuant to its conversion privilege).

     To the extent that a convertible security's investment value is greater than its conversion value, its price will be primarily a reflection of such investment value and its price will be likely to increase when interest rates fall and decrease when interest rates rise, as with a fixed-income security
(the credit standing of the issuer and other factors may also have an effect on the convertible security's value). If the conversion value exceeds the investment value, the price of the convertible security will rise above its investment value and, in addition, will sell at some premium over its conversion value. (This premium represents the price investors are willing to pay for the privilege of purchasing a fixed-income security with a possibility of capital appreciation due to the conversion privilege.) At such times the price of the convertible security will tend to fluctuate directly with the price of the underlying equity security. Convertible securities may be purchased by the Fund at varying price levels above their investment values and/or their conversion values in keeping with the Fund's objective.

     Up to 5% of the Fund's net assets may be invested in convertible securities that are below investment grade. Debt securities rated below investment grade are commonly known as "junk bonds." Although the Fund selects these securities primarily on the basis of their equity characteristics, investors should be aware that convertible securities rated in these categories are considered high risk securities; the rating agencies consider them speculative with respect to the issuer's continuing ability to make timely payments of interest and principal. Thus, to the extent that such convertible securities are acquired by the Fund, there is a greater risk as to the timely repayment of the principal of, and timely payment of interest or dividends on, such securities than in the case of higher-rated convertible securities.

     INVESTMENT IN REAL ESTATE INVESTMENT TRUSTS. Real Estate Investment Trusts
("REITs") pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. A REIT is not taxed on income distributed to its shareholders or unitholders if it complies with regulatory requirements relating to its organization, ownership, assets and income, and with a regulatory requirement that it distribute to its shareholders or unitholders at least 95% of its taxable income for each

                                       12

taxable year. Generally, REITs can be classified as Equity REITs, Mortgage
REITs or Hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from appreciation realized through property sales. Equity REITs are further categorized according to the types of real estate securities they own, e.g., apartment properties, retail shopping centers, office and industrial properties, hotels, health-care facilities, manufactured housing and mixed-property types. Mortgage REITs invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.
Hybrid REITs combine the characteristics of both Equity and Mortgage REITs.

     A shareholder in the Fund, by investing in REITs indirectly through the
Fund, will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the management expenses of the underlying REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in investments in a limited number of properties, in a narrow geographic area, or in a single property type. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income, or its failure to maintain exemption from registration under the Investment Company Act.

     WARRANTS AND SUBSCRIPTION RIGHTS. The Fund may acquire warrants and/or rights which are attached to other securities. A warrant is, in effect, an option to purchase equity securities at a specific price, generally valid for a specific period of time, and has no voting rights, pays no dividends and has no rights with respect to the corporations issuing them.

     A subscription right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is offered to the public. A subscription right normally has a life of two to four weeks and a subscription price lower than the current market value of the common stock.

     OTHER INVESTMENT VEHICLES. The Fund may acquire shares in other investment companies including foreign investment companies. Investment in foreign investment companies may be the sole or most practical means by which the Fund may participate in certain foreign securities markets. The Fund may invest in shares of various exchange-traded funds ("ETFs"), including exchange-traded index and bond funds. Exchange-traded index funds seek to track the performance of various securities indices. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bonds rise and fall. The market value of their shares may differ from the net asset value of the particular fund. As a shareholder in an investment company, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

C. FUND POLICIES/INVESTMENT RESTRICTIONS

     The investment objective, policies and restrictions listed below have been adopted by the Fund as fundamental policies. Under the Investment Company Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund. The Investment Company Act defines a majority as the lesser of (a) 67% or more of the shares present at a meeting of shareholders, if the holders of 50% of the outstanding shares of the Fund are present or represented by proxy; or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions: (i) all percentage limitations apply immediately after a purchase or initial investment; and (ii)
any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

     The Fund will:

    1.  Seek long-term capital appreciation.

                                       13

   The Fund may not:

    1. As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed by, the U.S. Government, its agencies or instrumentalities).

    2. As to 75% of its total assets, purchase more than 10% of the outstanding voting securities or any class of securities of any one issuer.

    3. Invest 25% or more of the value of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    4. Purchase or sell real estate or interests therein (including limited partnership interests), although the Fund may purchase securities of issuers which engage in real estate operations and securities secured by real estate or interests therein.

    5. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of its total assets (not including the amount borrowed).

    6. Issue senior securities as defined in the Investment Company Act except insofar as the Fund may be deemed to have issued a senior security by reason of (a) entering into any repurchase agreement; (b)
       purchasing any securities on a when-issued or delayed delivery basis;
       (c) purchasing or selling any futures contracts; (d) borrowing money; or
       (e) lending portfolio securities.

    7. Make loans of money or securities, except: (a) by the purchase of portfolio securities; (b) by investment in repurchase agreements; or (c)
       by lending its portfolio securities.

    8. Purchase or sell commodities or commodities contracts except that the
       Fund may purchase or sell futures contracts or options thereon.

    9. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act in disposing of a portfolio security.

     In addition, as a non-fundamental policy, the Fund may not invest in other investment companies in reliance on Section 12(d)(1)(F), 12(d)(1)(G) or
12(d)(1)(J) of the Investment Company Act.

     Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.

III. MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

A. BOARD OF TRUSTEES

     The Board of Trustees of the Fund oversees the management of the Fund, but does not itself manage the Fund. The Trustees review various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are properly carried out. The Trustees also conduct their review to ensure that administrative services are provided to the Fund in a satisfactory manner.

     Under state law, the duties of the Trustees are generally characterized as a duty of loyalty and a duty of care. The duty of loyalty requires a Trustee to exercise his or her powers in the interest of the Fund and not the Trustee's own interest or the interest of another person or organization. A Trustee satisfies his or her duty of care by acting in good faith with the care of an ordinarily prudent person and in a manner the Trustee reasonably believes to be in the best interest of the Fund and its shareholders.

B. MANAGEMENT INFORMATION

     Effective July 31, 2003, the Board of Directors/Trustees (for ease of reference referred to herein as "Trustees") of the Fund elected Joseph J.
Kearns and Fergus Reid to serve as Independent Trustees on

                                       14

the Board of the Fund, thereby consolidating the existing Board of the Fund with the Board of Directors/Trustees of the open-end and closed-end registered investment companies managed by Morgan Stanley Investment Management Inc.

     Trustees and Officers. The Board of the Fund consists of nine Trustees.
These same individuals also serve as directors or trustees for all of the funds advised by the Investment Manager (the "Retail Funds") and certain of the funds advised by Morgan Stanley Investment Management Inc. and Morgan Stanley AIP GP
LP (the "Institutional Funds"). Seven Trustees have no affiliation or business connection with the Investment Manager or any of its affiliated persons and do not own any stock or other securities issued by the Investment Manager's parent company, Morgan Stanley. These are the "non-interested" or "Independent"
Trustees. The other two Trustees (the "Management Trustees") are affiliated with the Investment Manager.

     The Independent Trustees of the Fund, their age, address, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below)
overseen by each Independent Trustee (as of December 31, 2003) and other directorships, if any, held by the Trustees, are shown below. The Fund Complex includes all open-end and closed-end funds (including all of their portfolios)
advised by the Investment Manager and any funds that have an investment advisor that is an affiliated person of the Investment Manager (including but not limited to Morgan Stanley Investment Management Inc.).

                               POSITION(S)     LENGTH OF
   NAME, AGE AND ADDRESS OF     HELD WITH       TIME
     INDEPENDENT TRUSTEE        REGISTRANT     SERVED*
----------------------------- ------------- ------------

Michael Bozic (63)            Trustee       Since
c/o Kramer Levin Naftalis &                 April 1994
Frankel LLP
Counsel to the
Independent Trustees
919 Third Avenue
New York, NY

Edwin J. Garn (72)            Trustee       Since
c/o Summit Ventures LLC                     January
One Utah Center                             1993
201 South Main Street
Salt Lake City, UT

                                                                     NUMBER OF
                                                                    PORTFOLIOS
                                                                      IN FUND
                                                                      COMPLEX
   NAME, AGE AND ADDRESS OF      PRINCIPAL OCCUPATION(S) DURING      OVERSEEN     OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE                 PAST 5 YEARS**             BY TRUSTEE           BY TRUSTEE
----------------------------- ------------------------------------ ------------ ---------------------------

Michael Bozic (63)            Private Investor; Director or the    208          Director of Weirton
c/o Kramer Levin Naftalis &   Retail Funds (since April 1994)                   Trustee of Steel
Frankel LLP                   and the Institutional Funds (since                Corporation.
Counsel to the                July 2003); formerly Vice
Independent Trustees          Chairman of Kmart Corporation
919 Third Avenue              (December 1998- October 2000),
New York, NY                  Chairman and Chief Executive
                              Officer of Levitz Furniture
                              Corporation (November 1995-
                              November 1998) and President
                              and Chief Executive Officer of
                              Hills Department Stores (May
                              1991- July 1995); formerly
                              variously Chairman, Chief
                              Executive Officer, President and
                              Chief Operating Officer
                              (1987-1991) of the Sears
                              Merchandise Group of Sears,
                              Roebuck & Co.

Edwin J. Garn (72)            Managing Director of Summit          208          Director of Franklin Covey
c/o Summit Ventures LLC       Ventures LLC; Director or                         (time management
One Utah Center               Trustee of the Retail Funds                       systems), BMW Bank of
201 South Main Street         (since January 1993) and the                      North America, Inc.
Salt Lake City, UT            Institutional Funds (since July                   (industrial loan
                              2003); member of the Utah                         corporation), United Space
                              Regional Advisory Board of                        Alliance (joint venture
                              Pacific Corp.; formerly United                    between Lockheed Martin
                              States Senator (R-Utah)                           and the Boeing Company)
                              (1974-1992) and Chairman,                         and Nuskin Asia Pacific
                              Senate Banking Committee                          (multilevel marketing);
                              (1980-1986), Mayor of Salt Lake                   member of the board of
                              City, Utah (1971-1974),                           various civic and
                              Astronaut, Space Shuttle                          charitable organizations.
                              Discovery (April 12-19, 1985),
                              and Vice Chairman, Huntsman
                              Corporation (chemical company).

----------
*     This is the earliest date the Trustee began serving the Retail Funds.
      Each Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds as applicable.

                                       15

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                                                                            IN FUND
                              POSITION(S)    LENGTH OF                                      COMPLEX
   NAME, AGE AND ADDRESS OF     HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING    OVERSEEN    OTHER DIRECTORSHIPS HELD
     INDEPENDENT TRUSTEE        REGISTRANT    SERVED*            PAST 5 YEARS**           BY TRUSTEE          BY TRUSTEE
----------------------------- ------------- ----------- -------------------------------- ------------ --------------------------

Wayne E. Hedien (70)          Trustee       Since       Retired; Director or Trustee     208          Director of The PMI Group
c/o Kramer Levin Naftalis &                 September   of the Retail Funds (since                    Inc. (private mortgage
Frankel LLP                                 1997        September 1997) and the                       insurance); Trustee and
Counsel to the                                          Institutional Funds (since                    Vice Chairman of The
Independent Trustees                                    July 2003); formerly                          Field Museum of Natural
919 Third Avenue                                        associated with the Allstate                  History; director of
New York, NY                                            Companies (1966-1994), most                   various other business
                                                        recently as Chairman of The                   and charitable
                                                        Allstate Corporation (March                   organizations.
                                                        1993-December 1994) and
                                                        Chairman and Chief Executive
                                                        Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance
                                                        Company (July 1989-December
                                                        1994).

Dr. Manuel H. Johnson (55)    Trustee       Since       Senior Partner, Johnson Smick    208          Director of NVR, Inc.
c/o Johnson Smick                           July 1991   International, Inc., a                        (home construction);
International, Inc.                                     consulting firm; Chairman of                  Chairman and Trustee of
2099 Pennsylvania                                       the Audit Committee and                       the Financial Accounting
Avenue, N.W.                                            Director or Trustee of the                    Foundation (oversight
Suite 950                                               Retail Funds (since July 1991)                organization of the
Washington, D.C.                                        and the Institutional Funds                   Financial Accounting
                                                        (since July 2003); Co-Chairman                Standards Board);
                                                        and a founder of the Group of                 Director of RBS
                                                        Seven Council (G7C), an                       Greenwich
                                                        international economic                        Capital Holdings
                                                        commission; formerly Vice                     (financial holding
                                                        Chairman of the Board of                      company).
                                                        Governors of the Federal
                                                        Reserve System and Assistant
                                                        Secretary of the U.S.Treasury.

Joseph J. Kearns (62)         Trustee       Since       President, Kearns & Associates   209          Director of Electro Rent
c/o Kearns & Associates LLC                 July 2003   LLC (investment consulting);                  Corporation (equipment
PMB754                                                  Deputy Chairman of the Audit                  leasing), The Ford Family
23852 Pacific Coast Highway                             Committee and Director or                     Foundation, and the UCLA
Malibu, CA                                              Trustee of the Retail Funds                   Foundation.
                                                        (since July 2003) and the
                                                        Institutional Funds (since
                                                        August 1994); previously
                                                        Chairman of the Audit
                                                        Committee of the Institutional
                                                        Funds (October 2001-July
                                                        2003); formerly CFO of the J.
                                                        Paul Getty Trust.

Michael E. Nugent (68)        Trustee       Since       General Partner of Triumph       208          Director of various
c/o Triumph Capital, L.P.                   July 1991   Capital, L.P., a private                      business organizations.
445 Park Avenue                                         investment partnership;
New York, NY                                            Chairman of the Insurance
                                                        Committee and Director or
                                                        Trustee of the Retail Funds
                                                        (since July 1991) and the
                                                        Institutional Funds (since
                                                        July 2001); formerly Vice
                                                        President, Bankers Trust
                                                        Company and BT Capital
                                                        Corporation (1984-1988).

Fergus Reid (72)              Trustee       Since       Chairman of Lumelite Plastics    209          Trustee and Director of
c/o Lumelite Plastics                       July 2003   Corporation; Chairman of the                  certain investment
Corporation                                             Governance Committee and                      companies in the
85 Charles Colman Blvd.                                 Director or Trustee of the                    JPMorgan Funds complex
Pawling, NY                                             Retail Funds (since July 2003)                managed by J.P. Morgan
                                                        and the Institutional Funds                   Investment Management
                                                        (since June 1992).                            Inc.

----------
*     This is the earliest date the Trustee began serving the Retail Funds.
      Each Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds as applicable.

                                       16

     The Trustees who are affiliated with the Investment Manager or affiliates of the Investment Manager (as set forth below) and executive officers of the
Fund, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund
Complex overseen by each Management Trustee (as of December 31, 2003) and the other directorships, if any, held by the Trustee, are shown below.

                                                                                            NUMBER OF
                                                                                           PORTFOLIOS
                                                                                             IN FUND
                                                                                             COMPLEX
                                POSITION(S)   LENGTH OF                                    OVERSEEN BY
   NAME, AGE AND ADDRESS OF      HELD WITH       TIME     PRINCIPAL OCCUPATION(S) DURING   MANAGEMENT   OTHER DIRECTORSHIPS HELD
      INDEPENDENT TRUSTEE        REGISTRANT    SERVED*            PAST 5 YEARS**             TRUSTEE           BY TRUSTEE
------------------------------ ------------- ----------- -------------------------------- ------------ -------------------------

Charles A. Fiumefreddo (71)    Chairman      Since       Chairman and Director or         208          None.
c/o Morgan Stanley Trust       of the        July 1991   Trustee of the Retail Funds
Harborside Financial Center,   Board                     (since July 1991) and the
Plaza Two,                     and                       Institutional Funds (since
Jersey City, NJ                Trustee                   July 2003); formerly Chief
                                                         Executive Officer of the
                                                         Retail Funds (until September
                                                         2002).

James F. Higgins (56)          Trustee       Since       Director or Trustee of the       208          Director of AXA
c/o Morgan Stanley Trust                     June        Retail Funds (since June 2000)                Financial, Inc. and The
Harborside Financial                         2000        and the Institutional Funds                   Equitable Life Assurance
Center,                                                  (since July 2003); Senior                     Society of the United
Plaza Two,                                               Advisor of Morgan Stanley                     States (financial
Jersey City, NJ                                          (since August 2000); Director                 services).
                                                         of the Distributor and Dean
                                                         Witter Realty Inc.; previously
                                                         President and Chief Operating
                                                         Officer of the Private Client
                                                         Group of Morgan Stanley (May
                                                         1999-August 2000), and
                                                         President and Chief Operating
                                                         Officer of Individual
                                                         Securities of Morgan Stanley
                                                         (February 1997-May 1999).

----------
*     This is the earliest date the Trustee began serving the Retail Funds.
      Each Trustee serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as
      Director/Trustee for the Retail Funds and the Institutional Funds reflect the earliest date the Director/Trustee began serving the Retail or
      Institutional Funds as applicable.

                              Position(s)         Length
 Name, Age and Address of      Held with          of Time                    Principal Occupation(s) During
     Executive Officer         Registrant         Served*                            Past 5 Years**
--------------------------   -------------   ----------------   -------------------------------------------------------

Mitchell M. Merin (51)       President       Since May 1999     President and Chief Operating Officer of Morgan
1221 Avenue of the                                              Stanley Investment Management Inc.; President,
Americas                                                        Director and Chief Executive Officer of the
New York, NY                                                    Investment Manager and Morgan Stanley Services;
                                                                Chairman and Director of the Distributor; Chairman
                                                                and Director of the Transfer Agent; Director of
                                                                various Morgan Stanley subsidiaries; President of the
                                                                Institutional Funds (since July 2003) and President of
                                                                the Retail Funds (since May 1999); Trustee (since
                                                                July 2003) and President (since December 2002) of
                                                                the Van Kampen Closed-End Funds; Trustee (since
                                                                May 1999) and President (since October 2002) of the
                                                                Van Kampen Open-End Funds.

----------
*     This is the earliest date the Officer began serving the Retail Funds.
      Each Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                       17

                                POSITION(S)          LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                     PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT           SERVED*                             PAST 5 YEARS**
--------------------------   ----------------   -----------------   -------------------------------------------------------

Barry Fink (49)              Vice               Since February      General Counsel (since May 2000) and Managing
1221 Avenue of the           President          1997                Director (since December 2000) of Morgan Stanley
Americas                                                            Investment Management; Managing Director (since
New York, NY                                                        December 2000), Secretary (since February 1997)
                                                                    and Director (since July 1998) of the Investment
                                                                    Manager and Morgan Stanley Services; Vice
                                                                    President of the Retail Funds; Assistant Secretary of
                                                                    Morgan Stanley DW; Vice President of the
                                                                    Institutional Funds (since July 2003); Managing
                                                                    Director, Secretary and Director of the Distributor;
                                                                    previously Secretary (February 1997-July 2003) and
                                                                    General Counsel of the Retail Funds (February
                                                                    1997-April 2004); Vice President and Assistant
                                                                    General Counsel of the Investment Manager and
                                                                    Morgan Stanley Services (February 1997-December
                                                                    2001).

Ronald E. Robison (65)       Executive          Since April         Principal Executive Officer - Office of the Funds
1221 Avenue of the           Vice               2003                (since November 2003); Managing Director of
Americas                     President                              Morgan Stanley & Co. Incorporated, Morgan Stanley
New York, NY                 and                                    Investment Management Inc. and Morgan Stanley;
                             Principal                              Managing Director, Chief Administrative Officer and
                             Executive                              Director of the Investment Manager and Morgan
                             Officer                                Stanley Services; Chief Executive Officer and
                                                                    Director of the Transfer Agent; Managing Director
                                                                    and Director of the Distributor; Executive Vice
                                                                    President and Principal Executive Officer of the
                                                                    Institutional Funds (since July 2003) and the Retail
                                                                    Funds (since April 2003); Director of Morgan Stanley
                                                                    SICAV (since May 2004); previously President and
                                                                    Director of the Institutional Funds (March 2001-July
                                                                    2003) and Chief Global Operations Officer of Morgan
                                                                    Stanley Investment Management Inc.

Joseph J. McAlinden (61)     Vice               Since July 1995     Managing Director and Chief Investment Officer of
1221 Avenue of the           President                              the Investment Manager and Morgan Stanley
Americas                                                            Investment Management Inc.; Director of the Transfer
New York, NY                                                        Agent, Chief Investment Officer of the Van Kampen
                                                                    Funds; Vice President of the Institutional Funds
                                                                    (since July 2003) and the Retail Funds (since July
                                                                    1995).

Amy R. Doberman (42)         Vice President     Since July 2004     Managing Director and General Counsel, U.S.
1221 Avenue of the                                                  Investment Management; Managing Director of
Americas                                                            Morgan Stanley Investment Management Inc. and
New York, NY                                                        the Investment Manager, Vice President of the
                                                                    Institutional and Retail Funds (since July 2004); Vice
                                                                    President of the Van Kampen Funds; previously,
                                                                    Managing Director and General Counsel -
                                                                    Americas, UBS Global Asset Management (July
                                                                    2000-July 2004) and General Counsel, Aeltus
                                                                    Investment Management, Inc. (January 1997-July
                                                                    2000).

Stefanie V. Chang (37)       Vice               Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the           President                              Incorporated, Morgan Stanley Investment
Americas                                                            Management Inc. and the Investment Manager; Vice
New York, NY                                                        President of the Institutional Funds (since December
                                                                    1997) and the Retail Funds (since July 2003);
                                                                    formerly practiced law with the New York law firm of
                                                                    Rogers & Wells (now Clifford Chance US LLP).

Francis J. Smith (39)        Treasurer          Treasurer since     Executive Director of the Investment Manager and
c/o Morgan Stanley Trust     and Chief          July 2003 and       Morgan Stanley Services (since December 2001);
Harborside Financial         Financial          Chief Financial     previously, Vice President of the Retail Funds
Center,                      Officer            Officer since       (September 2002-July 2003); Vice President of the
Plaza Two,                                      September 2002      Investment Manager and Morgan Stanley Services
Jersey City, NJ                                                     (August 2000-November 2001) and Senior Manager
                                                                    at PricewaterhouseCoopers LLP (January
                                                                    1998-August 2000).

----------
*     This is the earliest date the Officer began serving the Retail Funds.
      Each Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

                                       18

                                POSITION(S)           LENGTH
 NAME, AGE AND ADDRESS OF        HELD WITH           OF TIME                    PRINCIPAL OCCUPATION(S) DURING
     EXECUTIVE OFFICER          REGISTRANT           SERVED*                            PAST 5 YEARS**
--------------------------   ----------------   -----------------   ------------------------------------------------------

Thomas F. Caloia (58)        Vice President     Since July 2003     Executive Director (since December 2002) and
c/o Morgan Stanley Trust                                            Assistant Treasurer of the Investment Manager, the
Harborside Financial                                                Distributor and Morgan Stanley Services; previously
Center,                                                             Treasurer of the Retail Funds (April 1989-July 2003);
Plaza Two,                                                          formerly First Vice President of the Investment
Jersey City, NJ                                                     Manager, the Distributor and Morgan Stanley
                                                                    Services.

Mary E. Mullin (37)          Secretary          Since July 2003     Executive Director of Morgan Stanley & Co.
1221 Avenue of the                                                  Incorporated, Morgan Stanley Investment
Americas                                                            Management Inc. and the Investment Manager;
New York, NY                                                        Secretary of the Institutional Funds (since June
                                                                    1999) and the Retail Funds (since July 2003);
                                                                    formerly practiced law with the New York law firms of
                                                                    McDermott, Will & Emery and Skadden, Arps, Slate,
                                                                    Meagher & Flom LLP.

----------
*     This is the earliest date the Officer began serving the Retail Funds.
      Each Officer serves an indefinite term, until his or her successor is elected.

**    The dates referenced below indicating commencement of service as an
      Officer for the Retail and Institutional Funds reflect the earliest date the Officer began serving the Retail or Institutional Funds as applicable.

     In addition, the following individuals who are officers of the Investment
Manager or its affiliates serve as assistant secretaries of the Fund: Lou Anne
D. McInnis, Joseph Benedetti, Daniel Burton, Marilyn K. Cranney, Joanne Doldo,
Elisa Mitchell, Elizabeth Nelson, Sheldon Winicour and Bennett MacDougall.

     For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Fund and in the Family of Investment Companies (Family of
Investment Companies includes all of the registered investment companies advised by the Investment Manager, Morgan Stanley Investment Management Inc.
and Morgan Stanley AIP GP LP) for the calendar year ended December 31, 2003 is shown below. Messrs. Kearns and Reid began serving as Trustees of the Fund on
July 31, 2003.

                                                                              AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES IN
                                                                               ALL REGISTERED INVESTMENT COMPANIES OVERSEEN
                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND      BY TRUSTEE IN FAMILY OF INVESTMENT COMPANIES
     NAME OF TRUSTEE                  (AS OF DECEMBER 31, 2003)                         (AS OF DECEMBER 31, 2003)
------------------------   -----------------------------------------------   -----------------------------------------------
Independent:

Michael Bozic                                    None                                         over $100,000
Edwin J. Garn                                    None                                         over $100,000
Wayne E. Hedien                                  None                                         over $100,000
Dr. Manuel H. Johnson                            None                                         over $100,000
Joseph J. Kearns(1)                              None                                         over $100,000
Michael E. Nugent                                None                                         over $100,000
Fergus Reid(1)                                   None                                         over $100,000
Interested:
Charles A. Fiumefreddo                           None                                         over $100,000
James F. Higgins                                 None                                         over $100,000

----------
(1)   Includes the total amount of compensation deferred by the Trustee at his election pursuant to a deferred compensation plan. Such deferred compensation is placed in a deferral account and deemed to be invested in one or more of the Retail Funds or Institutional Funds (or portfolio thereof) that are offered as investment options under the plan. As of
      December 31, 2003, Messrs. Kearns and Reid had deferred a total of
      $430,361 and $600,512, respectively, pursuant to the deferred compensation plan.

     As to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment advisor or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment advisor or principal underwriter of the Fund.

     Independent Trustees and the Committees. Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Retail
Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Retail Funds' boards, such individuals may reject other attractive assignments because the Retail Funds make substantial demands on their time. All of the Independent Trustees serve as members of the Audit Committee. In addition, three Trustees, including two

                                       19

Independent Trustees, serve as members of the Insurance Committee, and three
Independent Trustees serve as members of the Governance Committee.

     The Independent Trustees are charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The
Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the board of any fund that has a Rule 12b-1 plan of distribution. Most of the Retail Funds have a Rule 12b-1 plan.

     The Board of Trustees of the Fund has a separately-designated standing
Audit Committee established in accordance with section 3(a)(58)(A) of the
Securities Exchange Act of 1934, as amended. The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent registered public accounting firm; directing investigations into matters within the scope of the independent registered public accounting firm's duties, including the power to retain outside specialists; reviewing with the registered public accounting firm the audit plan and results of the auditing engagement; approving professional services provided by the independent registered public accounting firm and other accounting firms prior to the performance of the services; reviewing the independence of the independent registered public accounting firm; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and
preparing and submitting Committee meeting minutes to the full Board. The Fund has adopted a formal, written Audit Committee Charter. During the Fund's fiscal year ended August 31, 2004, the Audit Committee held six meetings.

     The members of the Audit Committee of the Fund are currently Michael
Bozic, Edwin J. Garn, Wayne E. Hedien, Dr. Manuel H. Johnson, Joseph J. Kearns,
Michael E. Nugent and Fergus Reid. None of the members of the Fund's Audit
Committee is an interested person, as defined under the Investment Company Act, of the Fund. Each Independent Trustee is also "independent" from the Fund under the listing standards of the New York Stock Exchange, Inc. (NYSE). The current
Chairman of the Audit Committee of the Fund is Dr. Manuel H. Johnson.

     The Board of Trustees of the Fund also has a Governance Committee. The
Governance Committee identifies individuals qualified to serve as Independent
Trustees on the Fund's Board and on committees of such Board and recommends such qualified individuals for nomination by the Fund's Independent Trustees as candidates for election as Independent Trustees, advises the Fund's Board with respect to Board composition, procedures and committees, develops and recommends to the Fund's Board a set of corporate governance principles applicable to the Fund, monitors and makes recommendations on corporate governance matters and policies and procedures of the Fund's Board of Trustees and any Board committees and oversees periodic evaluations of the Fund's Board and its committees. The members of the Governance Committee of the Fund are currently Michael Bozic, Edwin J. Garn and Fergus Reid, each of whom is an
Independent Trustee. The current Chairman of the Governance Committee is Fergus
Reid. During the Fund's fiscal year ended August 31, 2004, the Governance
Committee held one meeting.

     The Fund does not have a separate nominating committee. While the Fund's
Governance Committee recommends qualified candidates for nominations as
Independent Trustees, the Board of Trustees of the Fund believes that the task of nominating prospective Independent Trustees is important enough to require the participation of all current Independent Trustees, rather than a separate committee consisting of only certain Independent Trustees. Accordingly, each current Independent Trustee (Michael Bozic, Edwin J. Garn, Wayne E. Hedien, Dr.
Manuel H. Johnson, Joseph J. Kearns, Michael E. Nugent and Fergus Reid)
participates in the election and nomination of candidates for election as
Independent Trustees for the Fund. Persons recommended by the Fund's Governance
Committee as candidates for nomination as Independent Trustees shall possess such knowledge, experience, skills, expertise and diversity so as to enhance the Board's ability to manage and direct the affairs and business of the Fund, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by law, regulation or any listing requirements of the

                                       20

NYSE. While the Independent Trustees of the Fund expect to be able to continue to identify from their own resources an ample number of qualified candidates for the Fund's Board as they deem appropriate, they will consider nominations from shareholders to the Board. Nominations from shareholders should be in writing and sent to the Independent Trustees as described below.

     There were 25 meetings of the Board of Trustees of the Fund held during the fiscal year ended August 31, 2004. The Independent Trustees of the Fund also met seven times during that time, in addition to the 25 meetings of the full Board.

     Finally, the Board has formed an Insurance Committee to review and monitor the insurance coverage maintained by the Fund. The Insurance Committee currently consists of Messrs. Nugent, Fiumefreddo and Hedien. During the Fund's
fiscal year ended August 31, 2004, the Insurance Committee held eight meetings.

     ADVANTAGES OF HAVING SAME INDIVIDUALS AS TRUSTEES FOR THE RETAIL FUNDS AND
INSTITUTIONAL FUNDS. The Independent Trustees and the Fund's management believe that having the same Independent Trustees for each of the Retail Funds and
Institutional Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Retail Funds and
Institutional Funds tends to increase their knowledge and expertise regarding matters which affect the Fund Complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent
Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue.
Finally, having the same Independent Trustees serve on all Fund boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Retail Funds and Institutional Funds.

     TRUSTEE AND OFFICER INDEMNIFICATION. The Fund's Declaration of Trust
provides that no Trustee, Officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, Officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his/her or its own bad faith, willful misfeasance, gross negligence or reckless disregard of his/her or its duties.
It also provides that all third persons shall look solely to Fund property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee,
Officer, employee or agent is entitled to be indemnified against all liability in connection with the affairs of the Fund.

     SHAREHOLDER COMMUNICATIONS. Shareholders may send communications to the
Fund's Board of Trustees. Shareholders should send communications intended for the Fund's Board by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members) and by sending the communication to either the Fund's office or directly to such Board member(s) at the address specified for each Trustee previously noted. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management, and will be forwarded to the Board only at management's discretion based on the matters contained therein.

C. COMPENSATION

     Effective August 1, 2003, each Independent Trustee receives an annual retainer fee of $168,000 for serving the Retail Funds and the Institutional
Funds. In addition, each Independent Trustee receives $2,000 for attending each of the four quarterly board meetings and two performance meetings that occur each year, so that an Independent Trustee who attended all six meetings would receive total compensation of $180,000 for serving the Funds. The Chairman of the Audit Committee receives an additional annual retainer fee of $60,000.
Other Committee Chairmen and the Deputy Chairman of the Audit Committee receive an additional annual retainer fee of $30,000. The aggregate compensation paid to each Independent Trustee is paid by the Retail Funds and the Institutional
Funds, and is allocated on

                                       21

a pro rata basis among each of the operational funds/portfolios of the Retail
Funds and the Institutional Funds based on the relative net assets of each of the funds/portfolios. Mr. Fiumefreddo receives an annual fee for his services as Chairman of the Boards of the Retail Funds and the Institutional Funds and
for administrative services provided to each Board.

     The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the
Fund for their services as Trustee or Officer.

     Prior to August 1, 2003, the Fund paid each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of
Trustees, the Independent Trustees or Committees of the Board of Trustees
attended by the Trustee (the Fund paid the Chairman of the Audit Committee an additional annual fee of $750 and the Chairmen of the Derivatives and Insurance
Committees additional annual fees of $500). With the exception of an Audit
Committee Meeting, if a Board meeting and a meeting of the Independent Trustees and/or one or more Committee meetings took place on a single day, the Trustees were paid a single meeting fee by the Fund.

     Effective April 1, 2004, the Fund began a Deferred Compensation Plan (the
"DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees he or she receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one or more of the Retail Funds or Institutional Funds (or portfolios thereof) that are offered as investment options under the Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of five years. The rights of an eligible
Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the
Fund.

     Prior to April 1, 2004, the Institutional Funds maintained a similar
Deferred Compensation Plan (the "Prior DC Plan"), which also allowed each
Independent Trustee to defer payment of all, or a portion, of the fees he or she received for serving on the Board of Trustees throughout the year. The DC
Plan amends and supersedes the Prior DC Plan and all amounts payable under the
Prior DC Plan are now subject to the terms of the DC Plan (except for amounts due to be paid during the calendar year 2004 which will remain subject to the terms of the Prior DC Plan).

     The following table shows aggregate compensation paid to the Fund's
Trustees from the Fund for the fiscal year ended August 31, 2004.

                               FUND COMPENSATION

                                         AGGREGATE
                                        COMPENSATION
NAME OF TRUSTEE                          FROM FUND
------------------------------------   -------------

Michael Bozic(1)(3) ................       $  673
Charles A. Fiumefreddo*(2) .........        1,349
Edwin J. Garn(1)(3) ................          673
Wayne E. Hedien(1)(2) ..............          673
James F. Higgins* ..................            0
Dr. Manuel H. Johnson(1) ...........          898
Joseph J. Kearns(1)(4) .............          775
Michael E. Nugent(1)(2) ............          786
Fergus Reid(1)(3) ..................          786

----------
(*)   Messrs. Fiumefreddo and Higgins are deemed to be "interested persons" of the Fund as that term is defined in the Investment Company Act.
(1)   Member of the Audit Committee. Dr. Johnson is the Chairman of the Audit
      Committee and Mr. Kearns is the Deputy Chairman of the Audit Committee.
(2)   Member of the Insurance Committee. Mr. Nugent is the Chairman of the
      Insurance Committee.
(3)   Member of the Governance Committee. Mr. Reid is the Chairman of the
      Governance Committee.
(4)   Includes $215 of compensation deferred at the election of the Trustee under the DC Plan.

                                       22

     The following table shows aggregate compensation paid to each of the
Fund's Trustees by the Fund Complex (which includes all of the Retail and
Institutional Funds) for the calendar year ended December 31, 2003. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this table are presented on a calendar-year basis. Messrs. Bozic, Fiumefreddo,
Garn, Hedien, Johnson and Higgins began serving as Trustees of the
Institutional Funds on July 31, 2003, and served as Trustees of the Retail
Funds during the calendar year ended December 31, 2003. Messrs. Kearns and Reid began serving as Trustees of the Retail Funds on July 31, 2003, and served as
Trustees of the Institutional Funds during the calendar year ended December 31,
2003. Mr. Nugent served as Trustee of both the Institutional Funds and the
Retail Funds during the calendar year ended December 31, 2003.

                      CASH COMPENSATION FROM FUND COMPLEX

                                        NUMBER OF
                                    PORTFOLIOS IN THE
                                      FUND COMPLEX       TOTAL COMPENSATION
                                     FROM WHICH THE        FROM THE FUND
                                    TRUSTEE RECEIVED      COMPLEX PAYABLE
NAME OF TRUSTEE                       COMPENSATION          TO TRUSTEES
--------------------------------   ------------------   -------------------

Michael Bozic ..................   208                        $164,400
Charles A. Fiumefreddo .........   208                         360,000
Edwin J. Garn ..................   208                         164,400
Wayne E. Hedien ................   208                         164,300
James F. Higgins ...............   208                               0
Dr. Manuel H. Johnson ..........   208                         228,213
Joseph J. Kearns(1) ............   209                         166,710
Michael E. Nugent ..............   208                         277,441
Fergus Reid(1) .................   209                         149,299

----------
(1)   Includes amounts deferred at the election of the Trustees under the Prior
      DC Plan. The total amounts of deferred compensation (including interest)
      payable or accrued by Messrs. Kearns and Reid are $430,361 and $600,512,
      respectively.

     Prior to December 31, 2003, 49 of the Retail Funds (the "Adopting Funds"),
had adopted a retirement program under which an Independent Trustee who retired after serving for at least five years as an Independent Trustee of any such fund (an "Eligible Trustee") would have been entitled to retirement payments based on factors such as length of service, upon reaching the eligible retirement age. On December 31, 2003, the amount of accrued retirement benefits for each Eligible Trustee was frozen, and will be payable, together with a return of 8% per annum, at or following each such Eligible Trustee's retirement as shown in the table below.

     The following table illustrates the retirement benefits accrued to the
Fund's Independent Trustees by the 49 Retail Funds for the calendar year ended
December 31, 2003, and the estimated retirement benefits for the Independent
Trustees from the 49 Retail Funds for each calendar year following retirement.
Messrs. Kearns and Reid did not participate in the retirement program.

                                  RETIREMENT BENEFITS ACCRUED AS     ESTIMATED ANNUAL BENEFITS UPON
                                            FUND EXPENSES                     RETIREMENT(1)
                                  --------------------------------   -------------------------------
                                           BY ALL ADOPTING                  FROM ALL ADOPTING
NAME OF INDEPENDENT TRUSTEE                     FUNDS                             FUNDS
-------------------------------   --------------------------------   -------------------------------

Michael Bozic .................                $19,842                           $47,838
Edwin J. Garn .................                 35,306                            47,877
Wayne E. Hedien ...............                 38,649                            40,839
Dr. Manuel H. Johnson .........                 20,125                            70,050
Michael E. Nugent .............                 36,265                            62,646

----------
(1)   Total compensation accrued under the retirement plan, together with a return of 8% per annum, will be paid annually commencing upon retirement and continuing for the remainder of the Trustee's life.

                                       23

IV. CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
--------------------------------------------------------------------------------
     The following owned 5% or more of the outstanding Class A shares as of
October 7, 2004: National Philanthropic Trust, 165 Township Line Road,
Jenkintown, PA 19046-3531 - 6.37%.

     As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1% of the Fund's shares of beneficial interest outstanding.

V. INVESTMENT MANAGEMENT AND OTHER SERVICES
--------------------------------------------------------------------------------
A. INVESTMENT MANAGER AND SUB-ADVISOR

     The Investment Manager to the Fund is Morgan Stanley Investment Advisors
Inc., a Delaware corporation, whose address is 1221 Avenue of the Americas, New
York, NY 10020. The Investment Manager is a wholly-owned subsidiary of Morgan
Stanley, a Delaware corporation. Morgan Stanley is a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses: securities, asset management and credit services.

     The Sub-Advisor is Morgan Stanley Investment Management Limited, a
wholly-owned subsidiary of Morgan Stanley, whose address is 25 Cabot Square,
Canary Wharf, London, United Kingdom E14 4QA.

     Pursuant to an Investment Management Agreement (the "Management
Agreement") with the Investment Manager, the Fund has retained the Investment
Manager to provide administrative services and to manage the investment of the
Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Fund pays the Investment Manager monthly compensation calculated daily by applying the annual rate of 1.00% to the average net assets of the Fund determined as of the close of each business day. The management fee is allocated among the Classes pro rata based on the net assets of the Fund attributable to each Class. For the fiscal years ended August 31, 2002, 2003 and 2004, the Investment Manager accrued total compensation under the
Management Agreement in the amounts of $1,905,182, $3,048,182 and $5,530,467, respectively.

     Pursuant to a sub-advisory agreement (the "Sub-Advisory Agreement"), effective August 11, 2003, between the Investment Manager and the Sub-Advisor, the Sub-Advisor has been retained, subject to the overall supervision of the
Investment Manager and the Trustees of the Fund, to continuously furnish investment advice concerning individual security selections, asset allocations and economic trends and to manage the Fund's portfolio. The Investment Manager pays the Sub-Advisor on a monthly basis a portion of the net management fees the Investment Manager receives from the Fund. For the period August 11, 2003 through August 31, 2003 and for the fiscal year ended August 31, 2004, the
Sub-Advisor accrued compensation under the Sub-Advisory Agreement in the amounts of $92,968 and $2,488,710, respectively.

     The Investment Manager has retained its wholly-owned subsidiary, Morgan
Stanley Services, to perform administrative services for the Fund.

     In approving the Management Agreement and the Sub-Advisory Agreement, the
Board of Trustees, including the Independent Trustees, considered the nature, quality and scope of the services provided by the Investment Manager and the
Sub-Advisor, the performance, fees and expenses of the Fund compared to other similar investment companies, the Investment Manager's expenses in providing the services, the profitability of the Investment Manager and its affiliated companies and other benefits they derive from their relationship with the Fund and the extent to which economies of scale are shared with the Fund. The
Independent Trustees met with and reviewed reports from third parties about the foregoing factors and changes, if any, in such items since the preceding year's deliberations. The Independent Trustees noted their confidence in the capability and integrity of the senior management and staff of the Investment
Manager and the financial strength of the Investment Manager and its affiliated companies. The Independent Trustees weighed the foregoing factors in light of the advice given to them by their legal counsel as to the law applicable to the review of investment advisory contracts. Based upon its review, the Board of
Trustees, including all of the Independent Trustees, determined, in the exercise of its

                                       24

business judgment, that approval of the Management Agreement and the
Sub-Advisory Agreement, was in the best interests of the Fund and its shareholders.

     The Board of Trustees of the Fund approved amending and restating effective November 1, 2004, the existing investment management agreement for the Fund ("Current Investment Management Agreement") to remove the administration services component from the Current Investment Management
Agreement. The Fund's Investment Manager will continue to provide investment advisory services under amended and restated investment advisory agreement
("Investment Advisory Agreements"). The administration services previously provided to the Fund by the Investment Manager will be provided by Morgan
Stanley Services Company Inc. ("Administrator") pursuant to a separate administration agreement ("Administration Agreement") entered into by the Fund with the Administrator. Under the terms of the Administration Agreement, the
Administrator will provide the same administration services previously provided by the Investment Manager.

     Although the entities providing administration services to the Fund have changed, the Morgan Stanley personnel performing such services will remain the same. Furthermore, the changes will not result in any increase in the amount of total combined fees paid by the Fund for investment advisory and administration services, or any decrease in the nature or quality of the investment advisory or administration services received by the Fund.

B. PRINCIPAL UNDERWRITER

     The Fund's principal underwriter is the Distributor (which has the same address as the Investment Manager). In this capacity, the Fund's shares are distributed by the Distributor. The Distributor has entered into a selected dealer agreement with Morgan Stanley DW, which through its own sales organization sells shares of the Fund. In addition, the Distributor may enter into similar agreements with other selected broker-dealers. The Distributor, a
Delaware corporation, is a wholly-owned subsidiary of Morgan Stanley.

     The Distributor bears all expenses it may incur in providing services under the Distribution Agreement. These expenses include the payment of commissions for sales of the Fund's shares and incentive compensation to
Financial Advisors, the costs of educational and/or business-related trips and educational and/or promotional and business-related expenses. The Distributor also pays certain expenses in connection with the distribution of the Fund's shares, including the costs of preparing, printing and distributing advertising or promotional materials, and the costs of printing and distributing prospectuses and supplements thereto used in connection with the offering and sale of the Fund's shares. The Fund bears the costs of initial typesetting, printing and distribution of prospectuses and supplements thereto to shareholders. The Fund also bears the costs of registering the Fund and its shares under federal and state securities laws and pays filing fees in accordance with state securities laws.

     The Fund and the Distributor have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act. Under the
Distribution Agreement, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the
Fund or its shareholders.

C.  SERVICES PROVIDED BY THE INVESTMENT MANAGER AND THE SUB-ADVISOR

     The Investment Manager manages the Fund's business affairs and supervises the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor manages the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Sub-Advisor obtains and evaluates the information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

                                       25

     Under the terms of the Management Agreement, in addition to managing the
Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, the office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of the independent registered public accounting firm and attorneys is, in the opinion of the Investment Manager, necessary or desirable). The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund.

     Expenses not expressly assumed by the Investment Manager under the
Management Agreement, the Sub-Advisor under the Sub-Advisory Agreement or by the Distributor, will be paid by the Fund. These expenses will be allocated among the four Classes of shares pro rata based on the net assets of the Fund attributable to each Class, except as described below. Such expenses include, but are not limited to: expenses of the Plan of Distribution pursuant to Rule
12b-1; charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing prospectuses of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholders' and Trustees'
meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager or the Sub-Advisor (not including compensation or expenses of attorneys who are employees of the Investment
Manager or the Sub-Advisor); fees and expenses of the Fund's independent registered public accounting firm; membership dues of industry associations;
interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto);
and all other costs of the Fund's operation. The 12b-1 fees relating to a particular Class will be allocated directly to that Class. In addition, other expenses associated with a particular Class (except advisory or custodial fees)
may be allocated directly to that Class, provided that such expenses are reasonably identified as specifically attributable to that Class and the direct allocation to that Class is approved by the Trustees.

     The Management Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors.

     The Management Agreement will remain in effect from year to year, provided continuance of the Management Agreement is approved at least annually by the vote of the holders of a majority, as defined in the Investment Company Act, of the outstanding shares of the Fund, or by the Trustees, including a majority of the Independent Trustees; provided that in either event such continuance is approved annually by the vote of a majority of the Independent Trustees.

D. DEALER REALLOWANCES

     Upon notice to selected broker-dealers, the Distributor may reallow up to the full applicable front-end sales charge during periods specified in such notice. During periods when 90% or more of the sales charge is reallowed, such selected broker-dealers may be deemed to be underwriters as that term is defined in the Securities Act.

E. RULE 12B-1 PLAN

     The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act (the "Plan") pursuant to which each Class, other than Class D, pays the Distributor compensation

                                       26

accrued daily and payable monthly at the following maximum annual rates: 0.25%,
1.0% and 1.0% of the average daily net assets of Class A, Class B and Class C, respectively.

     Effective May 1, 2004, the Board approved an Amended and Restated Plan of
Distribution Pursuant to Rule 12b-1 (the "Amended Plan") converting the Plan with respect to Class B shares from a "compensation" to a "reimbursement" plan similar to that of Class A and Class C. Except as otherwise described below, the terms of the Plan remain unchanged.

     The Distributor also receives the proceeds of front-end sales charges
("FSCs") and of contingent deferred sales charges ("CDSCs") imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plan. The Distributor has informed the Fund that it and/or Morgan
Stanley DW received the proceeds of CDSCs and FSCs, for the last three fiscal years, in approximate amounts as provided in the table below (the Distributor did not retain any of these amounts).

                            2004                     2003                    2002
                   ----------------------   ----------------------   --------------------

Class A ..........    FSCs:(1) $214,281        FSCs:(1) $ 73,253       FSCs:(1) $ 57,701
                     CDSCs:    $      0        CDSCs:   $  2,760      CDSCs:    $      0
Class B ..........   CDSCs:    $357,356        CDSCs:   $449,238      CDSCs:    $476,586
Class C ..........   CDSCs:    $  5,980        CDSCs:   $  5,672      CDSCs:    $ 16,383

----------
(1)   FSCs apply to Class A only.

     The Distributor has informed the Fund that the entire fee payable by Class
A and a portion of the fees payable by each of Class B and Class C each year pursuant to the Plan equal to 0.25% of such Class' average daily net assets are currently each characterized as a "service fee" under the Rules of the NASD (of which the Distributor is a member). The "service fee" is a payment made for personal service and/or the maintenance of shareholder accounts. The remaining portion of the Plan fees payable by a Class, if any, is characterized as an
"asset-based sales charge" as such is defined by the Rules of the NASD.

     Under the Plan and as required by Rule 12b-1, the Trustees receive and review promptly after the end of each calendar quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made. For the fiscal year ended August
31, 2004, Class A, Class B and Class C shares of the Fund accrued payments under the Plan amounting to $45,262, $1,879,555 and $409,842, respectively, which amounts are equal to 0.24%, 1.00% and 1.00% of the average daily net assets of Class A, Class B and Class C, respectively, for the fiscal year.

     The Plan was adopted in order to permit the implementation of the Fund's method of distribution. Under this distribution method the Fund offers four
Classes, each with a different distribution arrangement.

     With respect to Class A shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from proceeds of the FSC, commissions for the sale of Class A shares, currently a gross sales credit of up to 5.0% of the amount sold and an annual residual commission, currently a residual of up to
0.25% of the current value of the respective accounts for which they are the
Financial Advisors or dealers of record in all cases.

     With respect to Class B shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class B shares, currently a gross sales credit of up to 4.0% of the amount sold and an annual residual commission, currently a residual of up to 0.25% of the current value (not including reinvested dividends or distributions) of the amount sold in all cases.

     With respect to Class C shares, Morgan Stanley DW compensates its
Financial Advisors by paying them, from its own funds, commissions for the sale of Class C shares, currently a gross sales credit of up to 1.0% of the amount sold and an annual residual commission, currently up to 1.0% of the current value of the respective accounts for which they are the Financial Advisors of record.

     The gross sales credit is a charge which reflects commissions paid by
Morgan Stanley DW to its Financial Advisors and Morgan Stanley DW's
Fund-associated distribution-related expenses, including sales compensation, and overhead and other branch office distribution-related expenses including
(a) the expenses of operating Morgan Stanley DW's branch offices in connection with the sale of Fund

                                       27

shares, including lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies; (b) the costs of client sales seminars; (c) travel expenses of mutual fund sales coordinators to promote the sale of Fund shares;
and (d) other expenses relating to branch promotion of Fund sales.

     The distribution fee that the Distributor receives from the Fund under the
Plan, in effect, offsets distribution expenses incurred under the Plan on behalf of the Fund and, in the case of Class B shares, opportunity costs, such as the gross sales credit and an assumed interest charge thereon ("carrying charge"). These expenses may include the costs of Fund-related educational and/or business-related trips or payment of Fund-related educational and/or promotional expenses of Financial Advisors. For example, the Distributor has implemented a compensation program available only to Financial Advisors meeting specified criteria under which certain marketing and/or promotional expenses of those Financial Advisors are paid by the Distributor out of compensation it receives under the Plan. In the Distributor's reporting of the distribution expenses to the Fund, in the case of Class B shares, such assumed interest
(computed at the "broker's call rate") has been calculated on the gross credit as it is reduced by amounts received by the Distributor under the Plan and any contingent deferred sales charges received by the Distributor upon redemption of shares of the Fund. No other interest charge is included as a distribution expense in the Distributor's calculation of its distribution costs for this purpose. The broker's call rate is the interest rate charged to securities brokers on loans secured by exchange-listed securities.

     The Fund is authorized to reimburse expenses incurred or to be incurred in promoting the distribution of the Fund's Class A and Class C shares and in servicing shareholder accounts. Reimbursement will be made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.25%, in the case of
Class A, and 1.0%, in the case of Class C, of the average net assets of the respective Class during the month. No interest or other financing charges, if any, incurred on any distribution expenses on behalf of Class A and Class C will be reimbursable under the Plan. With respect to Class A, in the case of all expenses other than expenses representing the service fee, and, with respect to Class C, in the case of all expenses other than expenses representing a gross sales credit or a residual to Financial Advisors and other authorized financial representatives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including, a majority of the Independent Trustees. Expenses representing the service fee (for Class A)
or a gross sales credit or a residual to Financial Advisors and other authorized financial representatives (for Class C) may be reimbursed without prior Board determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be reimbursed by the Fund, the
Distributor will provide and the Trustees will review a quarterly budget of projected distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees will determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's Class A and Class C shares.

     Each Class paid 100% of the amounts accrued under the Plan with respect to that Class for the fiscal year ended August 31, 2004 to the Distributor. The
Distributor and Morgan Stanley DW estimate that they have spent, pursuant to the Plan, $10,930,632 on behalf of Class B since the inception of the Plan. It is estimated that this amount was spent in approximately the following ways:
(i) 9.74% ($1,064,783)-advertising and promotional expenses; (ii) 0.15%
($16,767)-printing of prospectuses for distribution to other than current shareholders; and (iii) 90.11% ($9,849,081)-other expenses, including the gross sales credit and the carrying charge, of which 2.81% ($276,472) represents carrying charges, 40.24% ($3,963,060) represents commission credits to Morgan
Stanley DW's branch offices and other selected broker-dealers for payments of commissions to Financial Advisors and other authorized financial representatives, and 56.95% ($5,609,549) represents overhead and other branch office distribution-related expenses. The amounts accrued by Class A and a portion of the amounts accrued by Class C under the Plan during the fiscal year ended August 31, 2004 were service fees. The remainder of the amounts accrued by Class C were for expenses which relate to compensation of sales personnel and associated overhead expenses.

                                       28

     In the case of Class B shares, at any given time, the expenses of distributing shares of the Fund may be more or less than the total of (i) the payments made by the Fund pursuant to the Plan; and (ii) the proceeds of CDSCs paid by investors upon redemption of shares. For example, if $1 million in expenses in distributing Class B shares of the Fund had been incurred and
$750,000 had been received as described in (i) and (ii) above, the excess expense would amount to $250,000. The Distributor has advised the Fund that in the case of Class B shares the excess distribution expenses, including the carrying charge designed to approximate the opportunity costs incurred by
Morgan Stanley DW which arise from it having advanced monies without having received the amount of any sales charges imposed at the time of sale of the
Fund's Class B shares, totaled $4,527,256 as of August 31, 2004 (the end of the
Fund's fiscal year), which was equal to 2.15% of the net assets of Class B on such date. Because there is no requirement under the Plan that the Distributor be reimbursed for all distribution expenses with respect to Class B shares or any requirement that the Plan be continued from year to year, this excess amount does not constitute a liability of the Fund. Although there is no legal obligation for the Fund to pay expenses incurred in excess of payments made to the Distributor under the Plan and the proceeds of CDSCs paid by investors upon redemption of shares, if for any reason the Plan is terminated, the Trustees will consider at that time the manner in which to treat such expenses. Any cumulative expenses incurred, but not yet recovered through distribution fees or CDSCs, may or may not be recovered through future distribution fees or
CDSCs.

     Under the Amended Plan, the Fund is authorized to reimburse the
Distributor for its actual distribution expenses incurred on behalf of Class B shares and from unreimbursed distribution expenses, on a monthly basis, the amount of which may in no event exceed an amount equal to payment at the annual rate of 1.00% of average daily net assets of Class B.

     In the case of Class A and Class C shares, expenses incurred pursuant to the Plan in any calendar year in excess of 0.25% or 1.0% of the average daily net assets of Class A or Class C, respectively, will not be reimbursed by the
Fund through payments in any subsequent year, except that expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale may be reimbursed in the subsequent calendar year. The Distributor has advised the
Fund that unreimbursed expenses representing a gross sales commission credited to Morgan Stanley Financial Advisors and other authorized financial representatives at the time of sale totaled $7,566 in the case of Class C at
December 31, 2003 (the end of the calendar year), which amount was equal to
0.019% of the net assets of Class C on such date, and that there were no such expenses that may be reimbursed in the subsequent year in the case of Class A on such date. No interest or other financing charges will be incurred on any
Class A or Class C distribution expenses incurred by the Distributor under the
Plan or on any unreimbursed expenses due to the Distributor pursuant to the
Plan.

     No interested person of the Fund nor any Independent Trustee has any direct financial interest in the operation of the Plan except to the extent that the Distributor, the Investment Manager, Morgan Stanley DW, Morgan Stanley
Services or certain of their employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.

     On an annual basis, the Trustees, including a majority of the Independent
Trustees, consider whether the Plan should be continued. Prior to approving the last continuation of the Plan, the Trustees requested and received from the
Distributor and reviewed all the information which they deemed necessary to arrive at an informed determination. In making their determination to continue the Plan, the Trustees considered: (1) the Fund's experience under the Plan and whether such experience indicates that the Plan is operating as anticipated;
(2) the benefits the Fund had obtained, was obtaining and would be likely to obtain under the Plan, including that: (a) the Plan is essential in order to give Fund investors a choice of alternatives for payment of distribution and service charges and to enable the Fund to continue to grow and avoid a pattern of net redemptions which, in turn, are essential for effective investment management; and (b) without the compensation to individual brokers and the reimbursement of distribution and account maintenance expenses of Morgan
Stanley DW's branch offices made possible by the 12b-1 fees, Morgan Stanley DW could not establish and maintain an effective system for distribution, servicing of Fund shareholders and maintenance of shareholder accounts; and (3)
what

                                       29

services had been provided and were continuing to be provided under the Plan to the Fund and its shareholders. Based upon their review, the Trustees, including each of the Independent Trustees, determined that continuation of the Plan would be in the best interest of the Fund and would have a reasonable likelihood of continuing to benefit the Fund and its shareholders.

     The Plan may not be amended to increase materially the amount to be spent for the services described therein without approval by the shareholders of the affected Class or Classes of the Fund, and all material amendments to the Plan must also be approved by the Trustees. The Plan may be terminated at any time, without payment of any penalty, by vote of a majority of the Independent
Trustees or by a vote of a majority of the outstanding voting securities of the
Fund (as defined in the Investment Company Act) on not more than 30 days'
written notice to any other party to the Plan. So long as the Plan is in effect, the election and nomination of Independent Trustees shall be committed to the discretion of the Independent Trustees.

F. OTHER SERVICE PROVIDERS

  (1) TRANSFER AGENT/DIVIDEND-PAYING AGENT

     Morgan Stanley Trust is the Transfer Agent for the Fund's shares and the
Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans. The principal business address of the Transfer Agent is Harborside Financial Center, Plaza
Two, 2nd Floor, Jersey City, New Jersey 07311.

  (2) CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     JPMorgan Chase Bank, One Chase Plaza, New York, NY 10005, is the Custodian
of the Fund's assets. Any of the Fund's cash balances with the Custodian in excess of $100,000 are unprotected by federal deposit insurance. These balances may, at times, be substantial.

     Deloitte & Touche LLP, Two World Financial Center, New York, NY 10281, is
the independent registered public accounting firm of the Fund. The independent registered public accounting firm is responsible for auditing the annual financial statements.

  (3) AFFILIATED PERSONS

     The Transfer Agent is an affiliate of the Investment Manager, the
Sub-Advisor and the Distributor. As Transfer Agent and Dividend Disbursing
Agent, the Transfer Agent's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes, handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies, processing share certificate transactions, and maintaining shareholder records and lists.
For these services, the Transfer Agent receives a per shareholder account fee from the Fund and is reimbursed for its out-of-pocket expenses in connection with such services.

G. CODES OF ETHICS

     The Fund, the Investment Manager, the Sub-Advisor and the Distributor have each adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment
Company Act. The Codes of Ethics are designed to detect and prevent improper personal trading. The Codes of Ethics permit personnel subject to the Codes to invest in securities, including securities that may be purchased, sold or held by the Fund, subject to a number of restrictions and controls including prohibitions against purchases of securities in an Initial Public Offering and a preclearance requirement with respect to personal securities transactions.

H. PROXY VOTING POLICIES AND PROCEDURES AND PROXY VOTING RECORD

     The Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities are attached as Appendix A.
Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without

                                       30

charge, upon request, by calling (800) 869-NEWS or by visiting the Mutual Fund
Center on our web site at www.morganstanley.com. This information is also available on the Securities and Exchange Commission's (the "SEC") web site at
http://www.sec.gov.

VI. BROKERAGE ALLOCATION AND OTHER PRACTICES
--------------------------------------------------------------------------------
A. BROKERAGE TRANSACTIONS

     Subject to the general supervision of the Trustees, the Investment Manager and the Sub-Advisor are responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a stock exchange are effected through brokers who charge a commission for their services. In the over-the-counter market, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. Options and futures transactions will usually be effected through a broker and a commission will be charged. On occasion, the
Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid.

     For the fiscal years ended August 31, 2002, 2003 and 2004, the Fund paid a total of $420,533, $350,058 and $721,062, respectively, in brokerage commissions.

B. COMMISSIONS

     Pursuant to an order of the SEC, the Fund may effect principal transactions in certain money market instruments with Morgan Stanley DW. The
Fund will limit its transactions with Morgan Stanley DW to U.S. government and government agency securities, bank money instruments (i.e., certificates of deposit and bankers' acceptances) and commercial paper. The transactions will be effected with Morgan Stanley DW only when the price available from Morgan
Stanley DW is better than that available from other dealers.

     During the fiscal years ended August 31, 2002, 2003 and 2004, the Fund did not effect any principal transactions with Morgan Stanley DW.

     Brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through Morgan Stanley DW, Morgan
Stanley & Co. and other affiliated brokers and dealers. In order for an affiliated broker or dealer to effect any portfolio transactions on an exchange for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees, including the
Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. The Fund does not reduce the management fee it pays to the Investment Manager by any amount of the brokerage commissions it may pay to an affiliated broker or dealer.

     During the fiscal years ended August 31, 2002, 2003 and 2004, the Fund paid no brokerage commissions to Morgan Stanley DW.

     During the fiscal years ended August 31, 2002, 2003 and 2004, the Fund paid a total of $1,863, $0 and $0, respectively, in brokerage commissions to
Morgan Stanley & Co.

C. BROKERAGE SELECTION

     The policy of the Fund regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the
Fund's

                                       31

policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Fund believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Investment Manager and/or the Sub-Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Investment Manager and/or the Sub-Advisor rely upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable. The Fund anticipates that certain of its transactions involving foreign securities will be effected on foreign securities exchanges. Fixed commissions on such transactions are generally higher than negotiated commissions on domestic transactions. There is also generally less government supervision and regulation of foreign securities exchanges and brokers than in the United States.

     In seeking to implement the Fund's policies, the Investment Manager and/or the Sub-Advisor effect transactions with those brokers and dealers who they believe provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager and/or the Sub-Advisor believe the prices and executions are obtainable from more than one broker or dealer, they may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager and/or the Sub-Advisor. The services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. The information and services received by the Investment Manager and/or the Sub-Advisor from brokers and dealers may be utilized by them and any of their asset management affiliates in the management of accounts of some of their other clients and may not in all cases benefit the Fund directly.

     The Investment Manager, the Sub-Advisor, and certain of their affiliates currently serve as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Investment Manager, the
Sub-Advisor, and their affiliates to cause purchase and sale transactions
(including transactions in certain initial and secondary public offerings) to be allocated among clients whose assets they manage (including the Fund) in such manner they deem equitable. In making such allocations among the Fund and other client accounts, various factors may be considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts.
The Investment Manager, the Sub-Advisor, and their affiliates may operate one or more order placement facilities and each facility will implement order allocation in accordance with the procedures described above. From time to time, each facility may transact in a security at the same time as other facilities are trading in that security.

D. DIRECTED BROKERAGE

     During the fiscal year ended August 31, 2004, the Fund paid $640,297 in brokerage commissions in connection with transactions in the aggregate amount of $325,529,276 to brokers because of research services provided.

E. REGULAR BROKER-DEALERS

     During the fiscal year ended August 31, 2004, the Fund purchased securities issued by UBS AG and Credit Suisse Group, which issuers were among the ten brokers or ten dealers which executed transactions for or with the Fund in the largest dollar amounts during the period. At August 31, 2004, the Fund held securities issued by UBS AG and Credit Suisse Group with market values of
$9,011,647 and $3,890,681, respectively.

                                       32

F. REVENUE SHARING

     The Investment Manager and/or the Distributor may pay compensation, out of their own resources and not as an additional charge to the Fund, to Morgan
Stanley DW and certain unaffiliated brokers, dealers or other financial intermediaries ("Intermediaries") in connection with the sale, distribution, retention and/or servicing of Fund shares. For example, the Investment Manager or the Distributor may pay additional compensation to Morgan Stanley DW and to
Intermediaries for the purpose of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services. Such payments are in addition to any distribution-related or transfer agency/shareholder servicing fees that may be payable by the Fund or by the Distributor. The additional payments may be based on current assets, gross sales, the Fund's advisory fee or other measures as determined from time to time by the Investment Advisor or the Distributor. The amount of these payments, as determined from time to time by the Investment
Manager or the Distributor, may be substantial and may be different for different Intermediaries.

     These payments currently include the following amounts which are paid to
Financial Advisors and Intermediaries or their salespersons in accordance with the applicable compensation structure:

   (1)   On sales of $1 million or more of Class A shares (for which no sales charge was paid) or net asset value purchases by certain employee benefit plans, Morgan Stanley DW and other Intermediaries or their receive a gross sales credit of up to 1.00% of the amount sold.

   (2)   On sales of Class D shares other than shares held by participants in the Investment Manager's mutual fund asset allocation program and in the Morgan Stanley Choice Program, Morgan Stanley DW and other
         Intermediaries receive a gross sales credit of 0.25% of the amount sold and an annual residual commission of up to 0.10% of the current value of the accounts. There is a chargeback of 100% of the gross sales credit amount paid if the Class D shares are redeemed in the first year and a chargeback of 50% of the gross sales credit amount paid if the shares are redeemed in the second year.

   (3)   On sales (except purchases through 401(k) platforms) through Morgan
         Stanley DW's Mutual Fund Network:

       o An amount equal to 0.20% of gross sales of Fund shares; and

       o For those shares purchased beginning January 1, 2001, an annual fee in an amount up to 0.05% of the value of such Fund shares held for a one-year period or more.

   (4)   An amount equal to 0.20% on the value of shares sold through 401(k)
         platforms.

     The prospect of receiving, or the receipt of, additional compensation, as described above, by Morgan Stanley DW or other Intermediaries may provide
Morgan Stanley DW or other Intermediaries and/or Financial Advisors and other salespersons with an incentive to favor sales of shares of the Fund over other investment options with respect to which Morgan Stanley DW or an Intermediary does not receive additional compensation (or receives lower levels of additional compensation). These payment arrangements, however, will not change the price that an investor pays for shares of the Fund or the amount that the
Fund receives to invest on behalf of an investor. Investors may wish to take such payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

VII. CAPITAL STOCK AND OTHER SECURITIES
--------------------------------------------------------------------------------
     The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges except that each Class will have exclusive voting privileges with respect to matters relating to distribution expenses borne solely by such Class or any other matter in which the interests of one Class differ from the interests of any other Class. In addition, Class B shareholders will have the right to vote on any proposed material increase in Class A's expenses, if such proposal is submitted separately to Class A shareholders. Also, Class A, Class
B and Class C bear expenses related to the distribution of their respective shares.

                                       33

     The Fund's Declaration of Trust permits the Trustees to authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional Classes of shares within any series. The Trustees have not presently authorized any such additional series or Classes of shares other than as set forth in the
Prospectus.

     The Fund is not required to hold annual meetings of shareholders and in ordinary circumstances the Fund does not intend to hold such meetings. The
Trustees may call special meetings of shareholders for action by shareholder vote as may be required by the Investment Company Act or the Declaration of
Trust. Under certain circumstances the Trustees may be removed by action of the
Trustees. In addition, under certain circumstances the shareholders may call a meeting to remove Trustees and the Fund is required to provide assistance in communicating with shareholders about such a meeting. The voting rights of shareholders are not cumulative, so that holders of more than 50% of the shares voting can, if they choose, elect all Trustees being selected, while the holders of the remaining shares would be unable to elect any Trustees.

     Under Massachusetts law, shareholders of a business trust may, under certain limited circumstances, be held personally liable as partners for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such Fund obligations include such disclaimer, and provides for indemnification out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability, and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and thus, in the opinion of
Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

     The Trustees themselves have the power to alter the number and the terms of office of the Trustees (as provided for in the Declaration of Trust), and they may at any time lengthen or shorten their own terms or make their terms of unlimited duration and appoint their own successors, provided that always at least a majority of the Trustees has been elected by the shareholders of the
Fund.

VIII. PURCHASE, REDEMPTION AND PRICING OF SHARES
--------------------------------------------------------------------------------

A. PURCHASE/REDEMPTION OF SHARES

     Information concerning how Fund shares are offered to the public (and how they are redeemed and exchanged) is provided in the Fund's Prospectus.

     TRANSFER AGENT AS AGENT. With respect to the redemption or repurchase of
Fund shares, the application of proceeds to the purchase of new shares in the
Fund or any other Morgan Stanley Funds and the general administration of the exchange privilege, the Transfer Agent acts as agent for the Distributor and for the shareholder's authorized broker-dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the
Transfer Agent is liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund is not liable for any default or negligence of the Transfer Agent, the Distributor or any authorized broker-dealer.

     The Distributor and any authorized broker-dealer have appointed the
Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of shares of any other Morgan Stanley Fund and the general administration of the exchange privilege. No commission or discounts will be paid to the Distributor or any authorized broker-dealer for any transactions pursuant to the exchange privilege.

     TRANSFERS OF SHARES. In the event a shareholder requests a transfer of
Fund shares to a new registration, the shares will be transferred without sales charge at the time of transfer. With regard to the status of shares which are either subject to a CDSC or free of such charge (and with regard to the length of time shares subject to the charge have been held), any transfer involving less than all of the shares in an account will be made on a pro rata basis
(that is, by transferring shares in the same proportion that

                                       34

the transferred shares bear to the total shares in the account immediately prior to the transfer). The transferred shares will continue to be subject to any applicable CDSC as if they had not been so transferred.

     OUTSIDE BROKERAGE ACCOUNTS. If a shareholder wishes to maintain his or her fund account through a brokerage company other than Morgan Stanley DW, he or she may do so only if the Distributor has entered into a selected dealer agreement with that brokerage company. Accounts maintained through a brokerage company other than Morgan Stanley DW may be subject to certain restrictions on subsequent purchases and exchanges. Please contact your brokerage company or the Transfer Agent for more information.

B. OFFERING PRICE

     The Fund's Class B, Class C and Class D shares are offered at net asset value per share and the Class A shares are offered at net asset value per share plus any applicable FSC which is distributed among the Fund's Distributor,
Morgan Stanley DW and other authorized dealers as described in Section "V.
Investment Management and Other Services-E. Rule 12b-1 Plan." The price of Fund shares, called "net asset value," is based on the value of the Fund's portfolio securities. Net asset value per share of each Class is calculated by dividing the value of the portion of the Fund's securities and other assets attributable to that Class, less the liabilities attributable to that Class, by the number of shares of that Class outstanding. The assets of each Class of shares are invested in a single portfolio. The net asset value of each Class, however, will differ because the Classes have different ongoing fees.

     In the calculation of the Fund's net asset value: (1) an equity portfolio security listed or traded on the New York or American Stock Exchange or other exchange is valued at its latest sale price, prior to the time when assets are valued; if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; (2) an equity portfolio security listed or traded on the Nasdaq is valued at the Nasdaq Official Closing Price;
if there were no sales that day, the security is valued at the mean between the last reported bid and asked price; and (3) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the mean between the last reported bid and asked price. In cases where a security is traded on more than one exchange, the security is valued on the exchange designated as the primary market. For equity securities traded on foreign exchanges, the last reported sale price or the latest bid price may be used if there were no sales on a particular day. When market quotations are not readily available, including circumstances under which it is determined by the
Investment Manager that the sale price, the bid price or the mean between the last reported bid and asked price are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees. For valuation purposes, quotations of foreign portfolio securities, other assets and liabilities and forward contracts stated in foreign currency are translated into U.S. dollar equivalents at the prevailing market rates prior to the close of the NYSE.

     Short-term debt securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, unless the Trustees determine such does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined by the
Trustees.

     Listed options on debt securities are valued at the latest sale price on the exchange on which they are listed unless no sales of such options have taken place that day, in which case they will be valued at the mean between their latest bid and asked prices. Unlisted options on debt securities and all options on equity securities are valued at the mean between their latest bid and asked prices. Futures are valued at the latest price published by the commodities exchange on which they trade unless it is determined that such price does not reflect their market value, in which case they will be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

     Generally, trading in foreign securities, as well as corporate bonds, U.S.
government securities and money market instruments, is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events which may affect the values of such securities and such

                                       35

exchange rates may occur between the times at which they are determined and the close of the NYSE and will therefore not be reflected in the computation of the
Fund's net asset value. If events that may affect the value of such securities occur during such period, then these securities may be valued at their fair value as determined in good faith under procedures established by and under the supervision of the Trustees.

IX. TAXATION OF THE FUND AND SHAREHOLDERS
--------------------------------------------------------------------------------
     The Fund generally will make two basic types of distributions: ordinary dividends and long-term capital gain distributions. These two types of distributions are reported differently on a shareholder's income tax return.
The tax treatment of the investment activities of the Fund will affect the amount, timing and character of the distributions made by the Fund. Tax issues relating to the Fund are not generally a consideration for shareholders such as tax exempt entities and tax-advantaged retirement vehicles such as an IRA or
401(k) plan. Shareholders are urged to consult their own tax professionals regarding specific questions as to federal, state or local taxes.

     INVESTMENT COMPANY TAXATION. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of
1986, as amended. As such, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, to the extent that it timely distributes such income and capital gains to its shareholders.

     The Fund generally intends to distribute sufficient income and gains so that the Fund will not pay corporate income tax on its earnings. The Fund also generally intends to distribute to its shareholders in each calendar year a sufficient amount of ordinary income and capital gains to avoid the imposition of a 4% excise tax. However, the Fund may instead determine to retain all or part of any net long-term capital gains in any year for reinvestment. In such event, the Fund will pay federal income tax (and possibly excise tax) on such retained gains.

     Gains or losses on sales of securities by the Fund will generally be long-term capital gains or losses if the securities have a tax holding period of more than one year at the time of such sale. Gains or losses on the sale of securities with a tax holding period of one year or less will be short-term capital gains or losses. Special tax rules may change the normal treatment of gains and losses recognized by the Fund if and when the Fund invests in forward foreign currency exchange contracts, options, futures transactions, and
non-U.S. corporations classified as "passive foreign investment companies"
("PFICs"). Those special tax rules can, among other things, affect the treatment of capital gain or loss as long-term or short-term and may result in ordinary income or loss rather than capital gain or loss. The application of these special rules would therefore also affect the character of distributions made by the Fund.

     If more than 50% of the Fund's assets are invested in foreign securities at the end of any fiscal year, the Fund may elect to permit shareholders to take a credit or deduction on their federal income tax return for foreign taxes paid by the Fund.

     Under certain tax rules, the Fund may be required to accrue a portion of any discount at which certain securities are purchased as income each year even though the Fund receives no payments in cash on the security during the year.
To the extent that the Fund invests in such securities, it would be required to pay out such income as an income distribution in each year in order to avoid taxation at the Fund level. Such distributions will be made from the available cash of the Fund or by liquidation of portfolio securities if necessary. If a distribution of cash necessitates the liquidation of portfolio securities, the
Investment Manager and/or Sub-Advisor will select which securities to sell. The
Fund may realize a gain or loss from such sales. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.

     TAXATION OF DIVIDENDS AND DISTRIBUTIONS. Shareholders normally will be subject to pay federal income taxes, and any state and/or local income taxes, on the dividends and other distributions they receive from the Fund. Such dividends and distributions, to the extent that they are derived from net investment income or short-term capital gains, are generally taxable to the shareholder as ordinary income regardless of whether the shareholder receives such payments in additional shares or in cash.

                                       36

Under current law, a portion of the ordinary income dividends received by a shareholder may be taxed at the same rate as long-term capital gains. However, even if income received in the form of ordinary income dividends is taxed at the same rates as long-term capital gains, such income will not be considered long-term capital gains for other federal income tax purposes. For example, you generally will not be permitted to offset ordinary income dividends with capital losses. Short-term capital gain distributions will continue to be taxed at ordinary income rates.

     Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Under current law, the maximum tax on long-term capital gains available to non-corporate shareholders generally is
15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in 2009, and the maximum rate on all dividends would move to 35% in 2009 and 39.6% in 2011.

     Shareholders are generally taxed on any ordinary dividend or capital gain distributions from the Fund in the year they are actually distributed. However, if any such dividends or distributions are declared in October, November or
December and paid in January then such amounts will be treated for tax purposes as received by the shareholders on December 31, to shareholders of record of such month.

     Subject to certain exceptions, a corporate shareholder may be eligible for a 70% dividends received deduction to the extent that the Fund earns and distributes qualifying dividends from its investments. Distributions of net capital gains by the Fund will not be eligible for the dividends received deduction.

     Shareholders who are not citizens or residents of the United States and certain foreign entities may be subject to withholding of U.S. tax on distributions made by the Fund of investment income and short term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations. Recently enacted legislation amends certain rules relating to regulated investment companies. This legislation, among other things, modifies the federal income tax treatment of certain distributions to foreign investors. The Fund will no longer be required to withhold any amounts with respect to distributions to foreign shareholders that are properly designated by the Fund as "interest-related dividends" or
"short-term capital gain dividends," provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder.
Capital gains distributions attributable to gains from U.S. real property interests (including certain U.S. real property holding corporations) will generally be subject to federal withholding tax and will give rise to an obligation on the part of the foreign shareholder to file a U.S. tax return.
The provisions contained in the legislation relating to distributions to foreign persons generally would apply to distributions with respect to taxable years of regulated investment companies beginning after December 31, 2004 and before January 1, 2008. Prospective investors are urged to consult their tax advisors regarding the specific tax consequences relating to the legislation.

     After the end of each calendar year, shareholders will be sent full information on their dividends and capital gain distributions for tax purposes, including the portion taxable as ordinary income, the portion taxable as long-term capital gains, and the amount of any dividends eligible for the federal dividends received deduction for corporations.

     PURCHASES AND REDEMPTIONS AND EXCHANGES OF FUND SHARES. Any dividend or capital gains distribution received by a shareholder from any investment company will have the effect of reducing the net asset value of the shareholder's stock in that company by the exact amount of the dividend or capital gains distribution. Furthermore, such dividends and capital gains distributions are subject to federal income taxes. If the net asset value of the shares should be reduced below a shareholder's cost as a result of the payment of dividends or the distribution of realized long-term capital gains, such payment or distribution would be in part a return of the shareholder's investment but nonetheless would be taxable to the shareholder. Therefore, an investor should consider the tax implications of purchasing Fund shares immediately prior to a distribution record date.

     In general, a sale of shares results in capital gain or loss, and for individual shareholders, is taxable at a federal rate dependent upon the length of time the shares were held. A redemption of a shareholder's Fund shares is normally treated as a sale for tax purposes. Fund shares held for a period of one year

                                       37

or less at the time of such sale or redemption will, for tax purposes, generally result in short-term capital gains or losses and those held for more than one year will generally result in long-term capital gains or losses. Under current law, the maximum tax rate on long-term capital gains available to non-corporate shareholders generally is 15%. Without future congressional action, the maximum tax rate on long-term capital gains would return to 20% in
2009. Any loss realized by shareholders upon a sale or redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains with respect to such shares during the six-month period.

     Gain or loss on the sale or redemption of shares in the Fund is measured by the difference between the amount received and the adjusted tax basis of the shares. Shareholders should keep records of investments made (including shares acquired through reinvestment of dividends and distributions) so they can compute the tax basis of their shares. Under certain circumstances a shareholder may compute and use an average cost basis in determining the gain or loss on the sale or redemption of shares.

     Exchanges of Fund shares for shares of another fund, including shares of other Morgan Stanley Funds, are also subject to similar tax treatment. Such an exchange is treated for tax purposes as a sale of the original shares in the first Fund, followed by the purchase of shares in the other fund.

     The availability to deduct capital losses may be limited. In addition, if a shareholder realizes a loss on the redemption or exchange of a fund's shares and reinvests in that fund's shares or substantially identical shares within 30 days before or after the redemption or exchange, the transactions may be subject to the "wash sale" rules, resulting in a postponement of the recognition of such loss for tax purposes.

X. UNDERWRITERS
--------------------------------------------------------------------------------
     The Fund's shares are offered to the public on a continuous basis. The
Distributor, as the principal underwriter of the shares, has certain obligations under the Distribution Agreement concerning the distribution of the shares. These obligations and the compensation the Distributor receives are described above in the sections titled "Principal Underwriter" and "Rule 12b-1
Plan."

XI. PERFORMANCE DATA

--------------------------------------------------------------------------------

       AVERAGE ANNUAL RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                         PERIOD ENDED AUGUST 31, 2004

                      INCEPTION
CLASS                   DATE:        1 YEAR      LIFE OF FUND
------------------   ----------   -----------   -------------

Class A ..........   04/26/01         14.85%         4.14%
Class B ..........   04/26/01         15.22%         4.46%
Class C ..........   04/26/01         19.31%         5.00%
Class D ..........   04/26/01         21.59%         6.07%

          AVERAGE ANNUAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED AUGUST 31, 2004

                      INCEPTION
CLASS                   DATE:        1 YEAR      LIFE OF FUND
------------------   ----------   -----------   -------------

Class A ..........   04/26/01         21.22%         5.83%
Class B ..........   04/26/01         20.22%         5.00%
Class C ..........   04/26/01         20.31%         5.00%
Class D ..........   04/26/01         21.59%         6.07%

                                       38

         AGGREGATE TOTAL RETURNS ASSUMING NO DEDUCTION OF SALES CHARGE
                         PERIOD ENDED AUGUST 31, 2004

                      INCEPTION
CLASS                   DATE:        1 YEAR      LIFE OF FUND
------------------   ----------   -----------   -------------

Class A ..........   04/26/01         21.22%         20.89%
Class B ..........   04/26/01         20.22%         17.75%
Class C ..........   04/26/01         20.31%         17.75%
Class D ..........   04/26/01         21.59%         21.82%

  AVERAGE ANNUAL AFTER-TAX RETURNS ASSUMING DEDUCTION OF MAXIMUM SALES CHARGE
                                    CLASS B
                         PERIOD ENDED AUGUST 31, 2004

                                                           INCEPTION
CALCULATION METHODOLOGY                                      DATE:        1 YEAR      LIFE OF FUND
-------------------------------------------------------   ----------   -----------   -------------

After taxes on distributions ..........................   04/26/01         15.33%         4.42%
After taxes on distributions and redemptions ..........   04/26/01         10.19%         3.83%

XII. FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

     The Fund's audited financial statements for the fiscal year ended August
31, 2004, including notes thereto and the report of Deloitte & Touche LLP, are herein incorporated by reference from the Fund's annual report. A copy of the
Fund's Annual Report to Shareholders must accompany the delivery of this
Statement of Additional Information.

XIII. FUND COUNSEL
--------------------------------------------------------------------------------
     Clifford Chance US LLP, located at 31 West 52nd Street, New York, NY
10019, acts as the Fund's legal counsel.

                                   * * * * *

     This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the SEC. The complete Registration Statement may be obtained from the SEC.

                                       39

APPENDIX A. MORGAN STANLEY INVESTMENT MANAGEMENT
        PROXY VOTING POLICY AND PROCEDURES

--------------------------------------------------------------------------------
I. POLICY STATEMENT

     INTRODUCTION. Morgan Stanley Investment Management's ("MSIM") policies and procedures for voting proxies with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary Investment
Management services and for which a MSIM entity has the authority to vote their proxies. The policies and procedures and general guidelines in this section will be reviewed and, as necessary, updated periodically to address new or revised proxy voting issues. The MSIM entities covered by these policies and procedures currently include the following: Morgan Stanley Investment Advisors
Inc., Morgan Stanley Alternative Investment Partners, L.P., Morgan Stanley AIP
GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment
Group Inc., Morgan Stanley Investment Management Limited, Morgan Stanley
Investment Management Company, Morgan Stanley Asset & Investment Trust
Management Co., Limited, Morgan Stanley Investment Management Private Limited,
Morgan Stanley Investments LP, Morgan Stanley Hedge Fund Partners GP LP, Morgan
Stanley Hedge Fund Partners LP, Van Kampen Investment Advisory Corp., Van
Kampen Asset Management Inc., and Van Kampen Advisors Inc. (each a "MSIM
Affiliate" and collectively referred to as the "MSIM Affiliates").

     Each MSIM Affiliate will vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (Van Kampen, Institutional and Advisor
Funds)(collectively referred to as the "MSIM Funds"), each MSIM Fund will vote proxies pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by its Board of
Directors or Trustees. A MSIM Affiliate will not vote proxies if the "named fiduciary" for an ERISA account has reserved the authority for itself, or in the case of an account not governed by ERISA, the Investment Management
Agreement does not authorize the MSIM Affiliate to vote proxies. MSIM
Affiliates will, in a prudent and diligent manner, vote proxies in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which we manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard"). In certain situations, a client or its fiduciary may provide a MSIM Affiliate with a statement of proxy voting policy. In these situations, the MSIM Affiliate will comply with the client's policy unless to do so would be inconsistent with applicable laws or regulations or the MSIM Affiliate's fiduciary responsibility.

     PROXY RESEARCH SERVICES. To assist the MSIM Affiliates in their responsibility for voting proxies and the overall global proxy voting process,
Institutional Shareholder Services ("ISS") and the Investor Responsibility
Research Center ("IRRC") have been retained as experts in the proxy voting and corporate governance area. ISS and IRRC are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to MSIM Affiliates include in-depth research, global issuer analysis, and voting recommendations. In addition to research, ISS provides vote execution, reporting, and recordkeeping. MSIM's Proxy Review Committee (see Section IV.A. below) will carefully monitor and supervise the services provided by the proxy research services.

     VOTING PROXIES FOR CERTAIN NON-US COMPANIES. While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions, particularly emerging markets, may involve a number of problems that may restrict or prevent a MSIM Affiliate's ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv)
requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate the MSIM Affiliate's voting instructions. As a result, clients'
non-U.S. proxies will be voted on a best efforts basis

                                      A-1

only, consistent with the Client Proxy Standard. ISS has been retained to provide assistance to the MSIM Affiliates in connection with voting their clients' non-US proxies.

II. GENERAL PROXY VOTING GUIDELINES

     To ensure consistency in voting proxies on behalf of its clients, MSIM
Affiliates will follow (subject to any exception set forth herein) these Proxy
Voting Policies and Procedures, including the guidelines set forth below. These guidelines address a broad range of issues, including board size and composition, executive compensation, anti-takeover proposals, capital structure proposals and social responsibility issues and are meant to be general voting parameters on issues that arise most frequently. The MSIM Affiliates, however, may vote in a manner that is contrary to the following general guidelines, pursuant to the procedures set forth in Section IV. below, provided the vote is consistent with the Client Proxy Standard.

III. GUIDELINES

A. MANAGEMENT PROPOSALS

   1.  When voting on routine ballot items the following proposals are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Selection or ratification of auditors.

       o  Approval of financial statements, director and auditor reports.

       o  Election of Directors.

       o  Limiting Directors' liability and broadening indemnification of
          Directors.

       o  Requirement that a certain percentage (up to 662|M/3%) of its Board's
          members be comprised of independent and unaffiliated Directors.

       o  Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated
          Directors.

       o  Recommendations to set retirement ages or require specific levels of stock ownership by Directors.

       o  General updating/corrective amendments to the charter.

       o  Elimination of cumulative voting.

       o  Elimination of preemptive rights.

       o  Provisions for confidential voting and independent tabulation of voting results.

       o  Proposals related to the conduct of the annual meeting except those proposals that relate to the "transaction of such other business which may come before the meeting."

   2.  The following non-routine proposals, which potentially may have a substantive financial or best interest impact on a shareholder, are generally voted in support of management, subject to the review and approval of the Proxy Review Committee, as appropriate.

       Capitalization changes

       o  Capitalization changes that eliminate other classes of stock and voting rights.

       o  Proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear and legitimate business purpose is stated; (ii) the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and (iii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the new authorization will be outstanding.

                                      A-2

       o  Proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital.

       o  Proposals for share repurchase plans.

       o  Proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

       o  Proposals to effect stock splits.

       o  Proposals to effect reverse stock splits if management
          proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount will generally be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

       Compensation

       o  Director fees, provided the amounts are not excessive relative to other companies in the country or industry.

       o  Employee stock purchase plans that permit discounts up to 15%, but only for grants that are part of a broad based employee plan, including all non-executive employees.

       o  Establishment of Employee Stock Option Plans and other employee ownership plans.

       Anti-Takeover Matters

       o  Modify or rescind existing supermajority vote requirements to amend the charters or bylaws.

       o  Adoption of anti-greenmail provisions provided that the proposal: (i)
          defines greenmail; (ii) prohibits buyback offers to large block holders not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

   3.  The following non-routine proposals, which potentially may have a substantive financial or best interest impact on the shareholder, are generally voted against (notwithstanding management support), subject to the review and approval of the Proxy Review Committee, as appropriate.

       o  Capitalization changes that add classes of stock which substantially dilute the voting interests of existing shareholders.

       o  Proposals to increase the authorized number of shares of existing classes of stock that carry preemptive rights or supervoting rights.

       o  Creation of "blank check" preferred stock.

       o  Changes in capitalization by 100% or more.

       o  Compensation proposals that allow for discounted stock options which have not been offered to employees in general.

       o  Amendments to bylaws that would require a supermajority shareholder vote to pass or repeal certain provisions.

       o  Proposals to indemnify auditors.

   4.  The following types of non-routine proposals, which potentially may have a potential financial or best interest impact on an issuer, are voted as determined by the Proxy Review Committee.

       Corporate Transactions

       o  Mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations,
          restructurings and recapitalizations) will be examined on a case-by-case basis. In all cases, ISS and IRRC research and analysis will be used along with MSIM Affiliates' research and analysis, based on, among other things, MSIM internal company-specific knowledge.

                                      A-3

       o  Change-in-control provisions in non-salary compensation plans, employment contracts, and severance agreements that benefit management and would be costly to shareholders if triggered.

       o  Shareholders rights plans that allow appropriate offers to shareholders to be blocked by the board or trigger provisions that prevent legitimate offers from proceeding.

       o  Executive/Director stock option plans. Generally, stock option plans should meet the following criteria:

          (i)        Whether the stock option plan is incentive based;

          (ii)       For mature companies, should be no more than 5% of the
                     issued capital at the time of approval;

          (iii)      For growth companies, should be no more than 10% of the
                     issued capital at the time of approval.

       Anti-Takeover Provisions

       o  Proposals requiring shareholder ratification of poison pills.

       o  Anti-takeover and related provisions that serve to prevent the majority of shareholders from exercising their rights or effectively deter the appropriate tender offers and other offers.

B. SHAREHOLDER PROPOSALS

   1.  The following shareholder proposals are generally supported, subject to the review and approval of the Proxy Review Committee, as appropriate:

       o  Requiring auditors to attend the annual meeting of shareholders.

       o  Requirement that members of the company's compensation, nominating and audit committees be comprised of independent or unaffiliated
          Directors.

       o  Requirement that a certain percentage of its Board's members be comprised of independent and unaffiliated Directors.

       o  Confidential voting.

       o  Reduction or elimination of supermajority vote requirements.

   2.  The following shareholder proposals will be voted as determined by the
       Proxy Review Committee.

       o  Proposals that limit tenure of directors.

       o  Proposals to limit golden parachutes.

       o  Proposals requiring directors to own large amounts of stock to be eligible for election.

       o  Restoring cumulative voting in the election of directors.

       o  Proposals that request or require disclosure of executive compensation in addition to the disclosure required by the Securities and Exchange Commission ("SEC") regulations.

       o  Proposals that limit retirement benefits or executive compensation.

       o  Requiring shareholder approval for bylaw or charter amendments.

       o  Requiring shareholder approval for shareholder rights plan or poison pill.

       o  Requiring shareholder approval of golden parachutes.

       o  Elimination of certain anti-takeover related provisions.

       o  Prohibit payment of greenmail.

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   3.  The following shareholder proposals are generally not supported, subject to the review and approval of the Committee, as appropriate.

       o  Requirements that the issuer prepare reports that are costly to provide or that would require duplicative efforts or expenditures that are of a non-business nature or would provide no pertinent information from the perspective of institutional shareholders.

       o  Restrictions related to social, political or special interest issues that impact the ability of the company to do business or be competitive and that have a significant financial or best interest impact to the shareholders.

       o  Proposals that require inappropriate endorsements or corporate actions.

IV. ADMINISTRATION OF PROXY POLICIES AND PROCEDURES

A. PROXY REVIEW COMMITTEE

   1.  The MSIM Proxy Review Committee ("Committee") is responsible for creating and implementing MSIM's Proxy Voting Policy and Procedures and, in this regard, has expressly adopted them. Following are some of the functions and responsibilities of the Committee.

       (a)        The Committee, which will consist of members designated by
                  MSIM's Chief Investment Officer, is responsible for
                  establishing MSIM's proxy voting policies and guidelines and determining how MSIM will vote proxies on an ongoing basis.

       (b)        The Committee will periodically review and have the authority to amend as necessary MSIM's proxy voting policies and
                  guidelines (as expressed in these Proxy Voting Policy and
                  Procedures) and establish and direct voting positions
                  consistent with the Client Proxy Standard.

       (c)        The Committee will meet at least monthly to (among other
                  matters): (1) address any outstanding issues relating to
                  MSIM's Proxy Voting Policy and Procedures; and (2) generally review proposals at upcoming shareholder meetings of MSIM
                  portfolio companies in accordance with this Policy and
                  Procedures including, as appropriate, the voting results of prior shareholder meetings of the same issuer where a similar proposal was presented to shareholders. The Committee, or its designee, will timely communicate to ISS MSIM's Proxy Voting
                  Policy and Procedures (and any amendments to them and/or any additional guidelines or procedures it may adopt).

       (d)        The Committee will meet on an ad hoc basis to (among other matters): (1) authorize "split voting" (i.e., allowing
                  certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM
                  portfolios to be voted differently than other shares) and/or
                  "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Procedures); (2) review and approve upcoming votes, as appropriate, for matters for which
                  specific direction has been provided in Sections I, II, and
                  III above; and (3) DETERMINE HOW TO VOTE MATTERS FOR WHICH
                  SPECIFIC DIRECTION HAS NOT BEEN PROVIDED IN SECTIONS I, II
                  AND III ABOVE. SPLIT VOTES WILL GENERALLY NOT BE APPROVED
                  WITHIN A SINGLE GLOBAL INVESTOR GROUP TEAM. THE COMMITTEE MAY
                  TAKE INTO ACCOUNT ISS RECOMMENDATIONS AND THE RESEARCH
                  PROVIDED BY IRRC AS WELL AS ANY OTHER RELEVANT INFORMATION
                  THEY MAY REQUEST OR RECEIVE.

       (e)        In addition to the procedures discussed above, if the
                  Committee determines that an issue raises a potential
                  material conflict of interest, or gives rise to the
                  appearance of a potential material conflict of interest, the
                  Committee will designate a special committee to review, and recommend a course of action with respect to, the conflict(s)
                  in question ("Special Committee"). The Special Committee may request the assistance of the Law and Compliance Departments and will have sole discretion to cast a vote. In addition to the research provided by ISS and IRRC, the Special Committee may request analysis from MSIM Affiliate investment
                  professionals and outside sources to the extent it deems
                  appropriate.

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       (f)        The Committee and the Special Committee, or their
                  designee(s), will document in writing all of their decisions and actions, which documentation will be maintained by the
                  Committee and the Special Committee, or their designee(s) for a period of at least 6 years. To the extent these decisions relate to a security held by a MSIM U.S. registered
                  investment company, the Committee and Special Committee, or their designee(s), will report their decisions to each
                  applicable Board of Trustees/Directors of those investment companies at each Board's next regularly Scheduled Board
                  meeting. The report will contain information concerning
                  decisions made by the Committee and Special Committee during the most recently ended calendar quarter immediately
                  preceding the Board meeting.

       (g)        The Committee and Special Committee, or their designee(s), will timely communicate to applicable PMs, the Compliance
                  Departments and, as necessary to ISS, decisions of the
                  Committee and Special Committee so that, among other things,
                  ISS will vote proxies consistent with their decisions.

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